AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2004
                                                      REGISTRATION NO. 033-45758
                                                               FILE NO. 811-6566
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933                        |X|
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 20                     |X|
                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    |X|
                                AMENDMENT NO. 21                             |X|
                        (CHECK APPROPRIATE BOX OR BOXES)

                                  ------------

                           PHOENIX MULTI-SERIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                  ------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

                                 (800) 243-1574
               (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)

                                  ------------

                              John R. Flores, Esq.
                         Phoenix Life Insurance Company
                                One American Row
                             Hartford, CT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

        It is proposed that this filing will become effective (check appropriate box):


        [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
        |X| on February 28, 2004 pursuant to paragraph (b) of Rule 485
        [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
        [ ] on           pursuant to paragraph (a)(1) of Rule 485
        [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
        [ ] on           pursuant to paragraph (a)(2) of Rule 485.
        If appropriate, check the following box:
        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



================================================================================

                                            PHOENIX MULTI-SERIES TRUST
                                   CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)

                                                      PART A

                                        INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risk Performance.......        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies
       and Related Risks........................................        Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                                      PART B

                            INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Techniques and Risks; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Fund
14.    Control Persons and Principal Holders of Securities......        Management of the Fund
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; How to Redeem Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                                      PART C

                            INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH
                                      UNDER THE APPROPRIATE ITEM, SO NUMBERED,
                                      IN PART C OF THIS REGISTRATION STATEMENT.

         Prospectus


         > FEBRUARY 28, 2004


         |GOODWIN|

         Phoenix-Goodwin Multi-Sector Fixed Income Fund

         Phoenix-Goodwin Multi-Sector Short Term Bond Fund

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                                                         Neither the Securities and Exchange Commission
                                                         nor any state securities commission has approved
                                                         or disapproved of these securities or determined
                                                         if this prospectus is truthful or complete. Any
                                                         representation to the contrary is a criminal offense.

                                                         This prospectus contains important information
                                                         that you should know before investing in
                                                         Phoenix-Goodwin Multi-Sector Fixed Income Fund
         [Logo] PHOENIX                                  and Phoenix-Goodwin Multi-Sector Short Term
                INVESTMENT PARTNERS, LTD.                Bond Fund. Please read it carefully and retain it
                Committed to Investor Success(SM)        for future reference.

PHOENIX MULTI-SERIES TRUST
--------------------------------------------------------------------------------


TABLE OF CONTENTS
Phoenix-Goodwin Multi-Sector Fixed Income Fund
    Investment Risk and Return Summary.......................................  1
    Fund Expenses............................................................  5
Phoenix-Goodwin Multi-Sector Short Term Bond Fund
    Investment Risk and Return Summary.......................................  7
    Fund Expenses............................................................ 11
Additional Investment Techniques............................................. 13
Management of the Funds...................................................... 15
Pricing of Fund Shares....................................................... 16
Sales Charges................................................................ 17
Your Account................................................................. 20
How to Buy Shares............................................................ 22
How to Sell Shares........................................................... 22
Things You Should Know When Selling Shares................................... 23
Account Policies............................................................. 24
Investor Services............................................................ 26
Tax Status of Distributions.................................................. 27
Financial Highlights......................................................... 28

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Goodwin Multi-Sector Fixed Income Fund has a primary objective to maximize current income while preserving capital. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in the following sectors of fixed income securities:

      o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities;

      o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries;

      o Investment grade securities, which are securities with credit ratings within the four highest rating categories, or if unrated, securities that the adviser believes are of comparable quality, including short-term securities; and

      o High yield-high risk fixed income securities of U.S. issuers (so called "junk bonds").

> The fund may invest in any of these sectors or may not invest in a sector at all.

> Securities are selected using a sector rotation approach. The adviser seeks to adjust the proportion of fund investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2003 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was
      4.50 years.

                               Phoenix-Goodwin Multi-Sector Fixed Income Fund  1

> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On March 31, 2003 the maturity of the Lehman Brothers Aggregate Bond Index was 6.81 years.

> The adviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the adviser, at its discretion, may invest part or all of the fund's assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


CMOs, REMICs AND OTHER PASS-THROUGH SECURITIES

The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if prepayments had not occurred.

2  Phoenix-Goodwin Multi-Sector Fixed Income Fund

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.


FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in currency exchange rates.


HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES

High yield-high risk securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


LONG-TERM MATURITIES

Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.


U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

                               Phoenix-Goodwin Multi-Sector Fixed Income Fund  3

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Multi-Sector Fixed Income Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

               CALENDAR YEAR                ANNUAL RETURN (%)
                   1994                            -6.71
                   1995                            19.81
                   1996                            13.55
                   1997                             8.99
                   1998                            -6.87
                   1999                             8.22
                   2000                             2.30
                   2001                             3.83
                   2002                             8.16
                   2003                            17.93


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 9.95% (quarter ending June 30, 1995) and the lowest return for a quarter was -11.70% (quarter ending September 30, 1998). Year to date performance through March 31, 2003 was 3.89%.

------------------------------------------------------------------------------------------------------------------

                                                                                               SINCE INCEPTION
  AVERAGE ANNUAL TOTAL RETURNS                                                               ---------------------
  (FOR THE PERIODS ENDED 12/31/03)(1)                     1 YEAR       5 YEARS     10 YEARS       Class C(2)
------------------------------------------------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                   12.33%        6.89%        6.05%            --
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)                 9.85%        3.74%        2.81%            --
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and                7.84%        3.84%        3.05%            --
    Sale of Fund Shares(3)

------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------

    Return Before Taxes                                   13.18%        7.14%        5.77%            --
------------------------------------------------------------------------------------------------------------------
  Class C
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                   12.09%        7.14%          --           3.99%
------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(4)                  4.10%        6.62%        6.95%          7.14%(5)

------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) Since October 14, 1997.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.

(5) Index performance since October 31, 1997.

4  Phoenix-Goodwin Multi-Sector Fixed Income Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
                                                                ------            ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                    4.75%             None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None              5%(a)             1%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends      None              None              None

Redemption Fee                                                   None              None              None

Exchange Fee                                                     None              None              None
                                                          -------------------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                                SHARES            SHARES            SHARES
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                  0.55%             0.55%             0.55%

Distribution and Service (12b-1) Fees(c)                         0.25%             1.00%             1.00%


Other Expenses                                                   0.44%             0.44%             0.44%
                                                                 ----              ----              ----
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.24%             1.99%             1.99%
                                                                 ====              ====              ====


------------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               Phoenix-Goodwin Multi-Sector Fixed Income Fund  5

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                      $595                  $850                  $1,124                $1,904
-----------------------------------------------------------------------------------------------------------------
   Class B                      $602                  $824                  $1,073                $2,123
-----------------------------------------------------------------------------------------------------------------
   Class C                      $302                  $624                  $1,073                $2,317
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

----------------------------------------------------------------------------------------------------------------

   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
----------------------------------------------------------------------------------------------------------------
   Class B                      $202                  $624                  $1,073                $2,123
----------------------------------------------------------------------------------------------------------------
   Class C                      $202                  $624                  $1,073                $2,317
----------------------------------------------------------------------------------------------------------------


6  Phoenix-Goodwin Multi-Sector Fixed Income Fund

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Goodwin Multi-Sector Short Term Bond Fund has a primary objective to provide high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in bonds. "Bonds" are fixed income debt obligations of various types of issuers. Principally, the fund invests in investment-grade securities which are rated at the time of investment BBB or above by Standard & Poor's Corporation ("S&P") or Duff & Phelps Credit Rating Company ("D&P") or Baa or above by Moody's Investor's Services, Inc. (Moody's) or unrated securities determined by the adviser to be of the same comparable, limited quality. The fund may continue to hold securities whose credit quality falls below investment grade.

> The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:

      o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities;

      o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

      o  Investment-grade securities; and

      o  High yield-high risk fixed income securities (so called "junk bonds").

> The fund may invest in any of these sectors or may not invest in a sector at all.

> Securities are selected using a sector rotation approach. The adviser seeks to adjust the proportion of fund investment in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present

                            Phoenix-Goodwin Multi-Sector Short Term Bond Fund 7 value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its style benchmark, the Merrill Lynch Medium Quality Corporate Short-Term Bond Index, the adviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2003 the modified adjusted duration of the Merrill Lynch Medium Quality Corporate Short-Term Bond Index was 1.84 years.


> The adviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


CMOs, REMICs AND OTHER PASS-THROUGH SECURITIES

The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

8  Phoenix-Goodwin Multi-Sector Short Term Bond Fund

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.


FOREIGN INVESTING

Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES

High yield-high risk securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the credit worthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall.


U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

                            Phoenix-Goodwin Multi-Sector Short Term Bond Fund  9

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Multi-Sector Short Term Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                                [GRAPHIC OMITTED]

                    CALENDAR YEAR          ANNUAL RETURN (%)
                        1994                    -1.86
                        1995                    13.64
                        1996                    11.30
                        1997                     9.49
                        1998                     1.30
                        1999                     4.49
                        2000                     7.09
                        2001                     7.98
                        2002                     7.40
                        2003                     8.09


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 5.38% (quarter ending June 30, 1995) and the lowest return for a quarter was -5.50% (quarter ending September 30, 1998). Year to date performance through March 31, 2003 was 2.73%.

------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE INCEPTION
  AVERAGE ANNUAL TOTAL RETURNS                                                    --------------------------------
  (FOR THE PERIODS ENDED 12/31/03)(1)            1 YEAR     5 YEARS     10 YEARS   Class C(2)      Class T(6)
------------------------------------------------------------------------------------------------------------------

  Class A
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                           6.64%       6.70%      6.65%          --             --
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)        4.95%       4.12%      3.88%          --             --
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and       4.24%       4.07%      3.89%          --             --
    Sale of Fund Shares(3)
------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                           7.09%       6.64%      6.34%          --             --
------------------------------------------------------------------------------------------------------------------
  Class C
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                           9.24%       7.05%       --           5.86%           --
------------------------------------------------------------------------------------------------------------------
  Class T
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                            --          --         --            --            1.99%
------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(4)         4.10%       6.62%       6.95%        7.11%          0.18%
------------------------------------------------------------------------------------------------------------------
  Merrill Lynch 1-2.99 Medium Quality             5.80%       6.53%       6.53%        6.61%          1.44%
  Corporate Short-Term Bond Index(5)
------------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.

(2) Class C Shares since October 1, 1997.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.

(5) The Merrill Lynch 1-2.99 Medium Quality Corporate Short-Term Bond Index is an unmanaged, commonly used index that tracks the returns of corporate issues rated between BBB and A by Standard & Poor's, with maturities from 1 to 3 years. Index performance does not reflect sales charges.


(6) Class T Shares since June 2, 2003.


10  Phoenix-Goodwin Multi-Sector Short Term Bond Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                            Class A       Class B       Class C       Class T
                                                             Shares        Shares        Shares        Shares
                                                             ------        ------        ------        ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                 2.25%         None          None          None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)     None(a)         2%(b)        None          1%(c)

Maximum Sales Charge (load) Imposed on Reinvested                           None          None          None
Dividends                                                     None

Redemption Fee                                                None          None          None          None

Exchange Fee                                                  None          None          None          None
                                                         ---------------------------------------------------------

                                                            Class A       Class B       Class C       Class T
                                                             Shares        Shares        Shares        Shares
                                                             ------        ------        ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                              0.55%         0.55%         0.55%         0.55%

Distribution and Service (12b-1) Fees(d)                     0.25%         0.75%         0.50%         1.00%


Other Expenses                                               0.28%         0.28%         0.28%          0.28%
                                                             ------        ------        ------        ------
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.08%         1.58%         1.33%          1.83%
                                                             ======        ======        ======        ======


------------------
(a) A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 0.50% annually to 1% during the third year and to 0% after the third year.

(c) The deferred sales charge is imposed on Class T Shares redeemed during the first year only.


(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after six years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           Phoenix-Goodwin Multi-Sector Short Term Bond Fund  11

--------------------------------------------------------------------------------
   Class            1 year          3 years          5 years           10 years
--------------------------------------------------------------------------------

   Class A           $333            $561              $807             $1,513
--------------------------------------------------------------------------------
   Class B           $311            $499              $860             $1,622
--------------------------------------------------------------------------------
   Class C           $135            $421              $729             $1,601
--------------------------------------------------------------------------------
   Class T           $280            $576              $990             $2,148

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   Class            1 year          3 years          5 years           10 years
--------------------------------------------------------------------------------

   Class B           $161            $499              $860             $1,622
--------------------------------------------------------------------------------
   Class C           $135            $421              $729             $1,601

--------------------------------------------------------------------------------


12  Phoenix-Goodwin Multi-Sector Short Term Bond Fund

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix-Goodwin Multi-Sector Fixed Income Fund ("Fixed Income Fund") and Phoenix-Goodwin Short Term Bond Fund ("Short Term Bond Fund") may engage in the investment techniques as indicated below:

BORROWING

Each of the funds may obtain fixed interest rate loans in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the funds will suffer greater losses than if no borrowing took place.

DERIVATIVES

The funds may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.

ILLIQUID SECURITIES

The funds may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.

                                                  Phoenix Multi-Series Trust  13

INVESTMENT GRADE SECURITIES

The funds may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the securities mentioned in the Principal Investment Strategies section, the funds may also invest in bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper.

MUNICIPAL SECURITIES

The funds may invest in taxable municipal securities. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies (revenue) derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the funds. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The funds may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

ZERO COUPON, STEP COUPON AND PIK BONDS

The Fixed Income Fund may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and may require the fund to make distributions from other sources because the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


14  Phoenix Multi-Series Trust

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. As of December 31, 2003, Phoenix had $22.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the funds' Board of Trustees, Phoenix is responsible for managing the funds' investment programs and the day-to-day management of each fund's portfolio. Phoenix manages each fund's assets to conform with the investment policies as described in this prospectus. Each fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the funds' net assets at the following rates.

--------------------------------------------------------------------------------
                                              $1+ billion
                          $1st billion     through $2 billion      $2+ billion
--------------------------------------------------------------------------------
Fixed Income Fund             0.55%              0.50%                0.45%
--------------------------------------------------------------------------------
Short Term Bond Fund          0.55%              0.50%                0.45%
--------------------------------------------------------------------------------


During the last fiscal year, the Fixed Income Fund paid total management fees of $818,984; the Short Term Bond Fund paid total management fees of $1,681,790. The ratio of management fees to average net assets for the fiscal year ended October 31, 2003 was 0.55% for the Fixed Income Fund and 0.55% for the Short Term Bond Fund.


PORTFOLIO MANAGEMENT

David L. Albrycht is Portfolio Manager of the funds, and as such, is primarily responsible for the day-to-day management of the funds' portfolios. Mr. Albrycht co-managed the Fixed Income Fund since March 1994, and assumed full management of that fund in April 1995. He has been Portfolio Manager of the Short Term Bond Fund since August 1993. Mr. Albrycht is a Managing Director, Fixed Income, of Phoenix. He held various investment management positions with Phoenix Life Insurance Company, an affiliate of Phoenix, from 1989 through 1995. Mr. Albrycht earned the right to use the Chartered Financial Analyst designation in 1991.


                                                  Phoenix Multi-Series Trust  15

PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

         O adding the values of all securities and other assets of the fund;

         O subtracting liabilities; and

         O dividing the result by the total number of outstanding shares of the fund.

Asset Value: Each fund's investments are valued at market value. If market quotations are not available, a fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of a fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset


16  Phoenix Multi-Series Trust
value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the funds' net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The Fixed Income Fund presently offers three classes of shares and the Short Term Bond Fund presently offers four classes of shares. Each class has different sales and distribution charges. See "Fund Expenses" previously in this prospectus. Each fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?


Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Purchase Shares." This information, the Fund's Prospectus and the Statement of Additional Information may be obtained from the Individual Investors portion of Phoenix Funds' web site at PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.


CLASS A SHARES. If you purchase Class A Shares of the Fixed Income Fund, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). If you purchase Class A Shares of the Short Term Bond Fund, you will pay a sales charge at the time of purchase equal to 2.25% of the offering price (2.30% of the amount invested). The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Class A Shares are not subject to any


                                                  Phoenix Multi-Series Trust  17
charges by the fund when redeemed. Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% CDSC may be imposed on Multi-Sector Short Term Bond Fund redemptions within the first 12 months on purchases of $1 million or more if originally purchased without an initial sales charge. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares of the Fixed Income Fund within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. If you sell your Class B Shares of the Short Term Bond Fund within the first three years after they are purchased, you will pay a sales charge of up to 2% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares, Class C Shares and Class T Shares" below. These charges decline to 0% over a period of five years for the Fixed Income Fund and a period of three years for the Short Term Bond Fund. The sales charge may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00% for the Fixed Income Fund and 0.75% for the Short Term Bond Fund) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase for the Fixed Income Fund and six years after purchase for the Short Term Bond Fund. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares of the Fixed Income Fund within the first year after they are purchased, you will pay a sales charge of 1%. You will not pay any sales charges on Class C Shares of the Short Term Bond Fund when you sell them. See "Deferred Sales Charge Alternative--Class B Shares, Class C Shares and Class T Shares" below. Class C Shares of the Fixed Income Fund have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares of the Short Term Bond Fund have lower distribution and service fees (0.50%) and pay higher dividends than Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

CLASS T SHARES (SHORT TERM BOND FUND ONLY). If you purchase Class T Shares, you will not pay a sales charge at the time of purchase. If you sell your Class T Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B Shares, Class C Shares and Class T Shares" below. Class T Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class B Shares. Class T Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not


18  Phoenix Multi-Series Trust
subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

FIXED INCOME FUND                                                        SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                                ------------------------------------------------------------------
AMOUNT OF                                                                                       NET
TRANSACTION                                                  OFFERING                          AMOUNT
AT OFFERING PRICE                                             PRICE                           INVESTED
------------------------------------------------------------------------------------------------------------------
Under $50,000                                                 4.75%                             4.99%
$50,000 but under $100,000                                    4.50                              4.71
$100,000 but under $250,000                                   3.50                              3.63
$250,000 but under $500,000                                   2.75                              2.83
$500,000 but under $1,000,000                                 2.00                              2.04
$1,000,000 or more                                            None                              None

                                                                         SALES CHARGE AS
SHORT TERM BOND FUND                                                     A PERCENTAGE OF
                                                ------------------------------------------------------------------
AMOUNT OF                                                                                       NET
TRANSACTION                                                  OFFERING                          AMOUNT
AT OFFERING PRICE                                             PRICE                           INVESTED
------------------------------------------------------------------------------------------------------------------
Under $50,000                                                  2.25%                             2.30%
$50,000 but under $100,000                                     1.25                              1.27
$100,000 but under $500,000                                    1.00                              1.01
$500,000 but under $1,000,000                                  0.75                              0.76
$1,000,000 or more                                             None                              None


DEFERRED SALES CHARGE ALTERNATIVE--
CLASS B SHARES, CLASS C SHARES AND CLASS T SHARES.

Class B Shares and Class C Shares of the Fixed Income Fund and Class B Shares and Class T Shares of the Short Term Bond Fund are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. Class C Shares of the Short Term Bond Fund are purchased without an initial sales charge and are not subject to a deferred sales charge. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares and Class T Shares are considered purchased on the trade date.


                                                  Phoenix Multi-Series Trust  19

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES


FIXED INCOME FUND
  YEAR          1          2          3          4          5          6+
--------------------------------------------------------------------------------
CDSC            5%         4%         3%         2%         2%         0%


SHORT TERM BOND FUND
  YEAR          1          2          3          4+
--------------------------------------------------------------------------------
CDSC            2%         1.5%       1%         0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

FIXED INCOME FUND
  YEAR          1          2+
--------------------------------------------------------------------------------
CDSC            1%         0%

You will not pay any deferred sales charge to sell Class C Shares of the Short Term Bond Fund.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS T SHARES

SHORT TERM BOND FUND ONLY
  YEAR          1          2+
--------------------------------------------------------------------------------
CDSC            1%         0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.


20  Phoenix Multi-Series Trust

Payment in other forms may be accepted at the discretion of the funds.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The Fixed Income Fund offers three classes of shares and the Short Term Bond Fund offers four classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


                                                  Phoenix Multi-Series Trust  21

HOW TO BUY SHARES
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                TO OPEN AN ACCOUNT
 ------------------------------ ------------------------------------------------

Through a financial advisor     Contact your advisor. Some advisors may charge
                                a fee and may set different minimum investments or limitations on buying shares.

 ------------------------------ ------------------------------------------------

 Through the mail               Complete a New Account Application and send it
                                with a check payable to the fund. Mail them to:
                                State Street Bank, P.O. Box 8301, Boston, MA
                                02266-8301.
 ------------------------------ ------------------------------------------------

 Through express delivery       Complete a New Account Application and send it
                                with a check payable to the fund. Send them to:
                                Boston Financial Data Services, Attn: Phoenix
                                Funds, 66 Brooks Drive, Braintree, MA 02184.
  ----------------------------- ------------------------------------------------

 By Federal Funds wire          Call us at (800) 243-1574 (press 1, then 0).
 ------------------------------ ------------------------------------------------

 By Investo-Matic               Complete the appropriate section on the
                                application and send it with your initial
                                investment payable to the fund. Mail them to:
                                State Street Bank, P.O. Box 8301, Boston, MA
                                02266-8301.
 ------------------------------ ------------------------------------------------

 By telephone exchange          Call us at (800) 243-1574 (press 1, then 0).
 ------------------------------ ------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share, Class C Share or Class T Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


22  Phoenix Multi-Series Trust

------------------------------------------------------------------------------------------------------------------
                                     TO SELL SHARES
------------------------------------ -----------------------------------------------------------------------------

Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -----------------------------------------------------------------------------

Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------

Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                     Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------

By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ -----------------------------------------------------------------------------

By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ -----------------------------------------------------------------------------

By check                             If you selected the checkwriting feature, you may write checks for amounts of $500 or more. Checks may not be used to close an account.
------------------------------------------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:


                                                  Phoenix Multi-Series Trust  23

         Send a clear letter of instructions if all of these apply:

               o The proceeds do not exceed $50,000.

               o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

               o You are selling more than $50,000 worth of shares.

               o The name or address on the account has changed within the last
                 30 days.

               o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.


If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares, Class C Shares or Class T Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State


24  Phoenix Multi-Series Trust

Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B, Class C and Class T shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at PhoenixInvestments.com.

         o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Class T Shares of the Short Term Bond Fund are interexchangeable with Class C Shares of any affiliated Phoenix Fund. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and purchase for federal income tax purposes.


         o These funds are not suitable for market timers and market timers are discouraged from becoming investors. Excessive trading and market timing can hurt fund performance and therefore be detrimental to all shareholders. We will discourage any investor we detect or have reason to believe is engaging in excessive trading or market timing from investing in these funds. We reserve the right, in our sole and absolute



                                                  Phoenix Multi-Series Trust  25
           discretion, to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within a 30-day period. If we reject a transfer for any of these reasons, we will notify you of our decision in writing.


RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


26  Phoenix Multi-Series Trust

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------



Distributions from net investment income will be declared daily and paid monthly. The funds will distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the 2003 Tax Act, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.










                                                  Phoenix Multi-Series Trust  27

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by the fund's independent accountants, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.



PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND

                                                                             CLASS A
                                                   ------------------------------------------------------------

                                                                     YEAR ENDED OCTOBER 31,
                                                       2003      2002(4)       2001        2000       1999
                                                     -------     -------     --------    --------   --------

Net asset value, beginning of period                 $ 9.82      $10.03       $10.44      $10.85     $11.20
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        0.73        0.75         0.85        0.95       0.96
   Net realized and unrealized gain (loss)             0.97       (0.21)       (0.37)      (0.46)     (0.30)
                                                      ------     -------      -------     -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                  1.70        0.54         0.48        0.49       0.66
                                                      ------     -------      -------     -------    -------
LESS DISTRIBUTIONS:
   Dividends from net investment income               (0.67)      (0.74)       (0.86)      (0.90)     (1.01)
   Tax return of capital                                 --       (0.01)       (0.03)         --         --
                                                      ------     -------      -------     -------    -------
     TOTAL DISTRIBUTIONS                              (0.67)      (0.75)       (0.89)      (0.90)     (1.01)
                                                      ------     -------      -------     -------    -------
Change in net asset value                              1.03       (0.21)       (0.41)      (0.41)     (0.35)
                                                      ------     -------      -------     -------    -------
NET ASSET VALUE, END OF PERIOD                       $10.85      $ 9.82       $10.03      $10.44     $10.85
                                                     ======      ======       ======      ======     ======
Total return(1)                                       17.73%       5.52%        4.70%       4.49%      5.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $113,345    $107,782     $115,278    $109,356   $125,931
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  1.24%(2)    1.25%(3)     1.27%(2)    1.22%(2)   1.14%(3)
   Net investment income                               6.86%       7.42%        8.90%       8.99%      8.59%
Portfolio turnover                                      204%        156%         210%        168%       133%


________________

(1) Maximum sales charges are not reflected in the total return calculation.


(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) For the years ended October 31, 2002 and 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.25% and 1.13%, respectively.


(4) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01, and increase the ratio of net investment income to average net assets from 7.33% to 7.42%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


28  Phoenix Multi-Series Trust

--------------------------------------------------------------------------------

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND

                                                                              CLASS B
                                                  ----------------------------------------------------------------

                                                                       YEAR ENDED OCTOBER 31,
                                                      2003       2002(4)        2001         2000        1999
                                                    --------     --------     --------     --------     --------

Net asset value, beginning of period                 $ 9.80       $10.01       $10.42       $10.84       $11.18
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        0.65         0.67         0.78         0.87         0.87
   Net realized and unrealized gain (loss)             0.96        (0.21)       (0.37)       (0.47)       (0.29)
                                                     -------      -------      -------      -------      -------
     TOTAL FROM INVESTMENT OPERATIONS                  1.61         0.46         0.41         0.40         0.58
                                                     -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   Dividends from net investment income               (0.59)       (0.66)       (0.79)       (0.82)       (0.92)
    Tax return of capital                                --        (0.01)       (0.03)          --           --
                                                     -------      -------      -------      -------      -------
     TOTAL DISTRIBUTIONS                              (0.59)       (0.67)       (0.82)       (0.82)       (0.92)
                                                     -------      -------      -------      -------      -------
Change in net asset value                              1.02        (0.21)       (0.41)       (0.42)       (0.34)
                                                     -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                       $10.82       $ 9.80       $10.01       $10.42       $10.84
                                                     ======       ======       ======       ======       ======
Total return(1)                                       16.84%        4.74%        3.94%        3.66%        5.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $26,754      $28,982      $38,037      $63,529      $92,725
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  1.99%(2)     2.00%(3)     2.01%(2)     1.95%(2)     1.89%(3)
   Net investment income                               6.10%        6.69%        8.21%        8.24%        7.83%
Portfolio turnover                                      204%         156%         210%         168%         133%


                                                                               CLASS C
                                                  ----------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                       2003       2002(4)        2001         2000        1999
                                                    ---------    ---------     --------     --------    --------

Net asset value, beginning of period                 $ 9.84       $10.04       $10.45       $10.87       $11.21
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        0.66         0.68         0.77         0.86         0.88
   Net realized and unrealized gain (loss)             0.96        (0.21)       (0.36)       (0.46)       (0.30)
                                                     -------      -------      -------      -------      -------
         TOTAL FROM INVESTMENT OPERATIONS              1.62         0.47         0.41         0.40         0.58
                                                     -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
   Dividends from net investment income               (0.59)       (0.66)       (0.79)       (0.82)       (0.92)
     Tax return of capital                               --        (0.01)       (0.03)          --           --
                                                     -------      -------      -------      -------      -------
     TOTAL DISTRIBUTIONS                              (0.59)       (0.67)       (0.82)       (0.82)       (0.92)
                                                     -------      -------      -------      -------      -------
Change in net asset value                              1.03        (0.20)       (0.41)       (0.42)       (0.34)
                                                     -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                       $10.87       $ 9.84       $10.04       $10.45       $10.87
                                                     =======      =======      =======      =======      =======
Total return(1)                                       16.99%        4.71%        3.92%        3.65%        5.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $8,902       $5,922       $6,147       $6,195       $7,145
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  2.00%(3)     2.00%(3)     2.02%(2)     1.97%(2)     1.89%(3)
   Net investment income                               6.11%        6.66%        8.18%        8.23%        7.83%
Portfolio turnover                                      204%         156%         210%         168%         133%


________________

(1) Maximum sales charges are not reflected in the total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


(3) For the years ended October 31, 2003, 2002 and 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.99%, 2.00% and 1.88%, respectively.


(4) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01 for Class B and Class C, decrease net realized and unrealized gains and losses per share by $0.01 for Class B and Class C and increase the ratio of net investment income to average net assets from 6.61% to 6.69% for Class B and from 6.57% to 6.66% for Class C, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


                                                  Phoenix Multi-Series Trust  29

--------------------------------------------------------------------------------

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                                                              CLASS A
                                                 -----------------------------------------------------------------

                                                                       YEAR ENDED OCTOBER 31,
                                                      2003        2002(5)        2001         2000        1999
                                                     -------      -------      -------      -------      -------

Net asset value, beginning of period                  $4.56        $4.58        $4.49        $4.57        $4.66
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        0.22         0.25         0.33         0.35         0.33
   Net realized and unrealized gain (loss)             0.21        (0.02)        0.11        (0.10)       (0.08)
                                                      ------       -----        ------       ------       ------
         TOTAL FROM INVESTMENT OPERATIONS              0.43         0.23         0.44         0.25         0.25
                                                      ------       -----        ------       ------       ------
LESS DISTRIBUTIONS:
   Dividends from net investment income               (0.21)       (0.25)       (0.35)       (0.33)       (0.34)
     TOTAL DISTRIBUTIONS                              (0.21)       (0.25)       (0.35)       (0.33)       (0.34)
                                                      ------       -----        ------       ------       ------
Change in net asset value                              0.22        (0.02)        0.09        (0.08)       (0.09)
                                                      ------       -----        ------       ------       ------
NET ASSET VALUE, END OF PERIOD                        $4.78        $4.56        $4.58        $4.49        $4.57
                                                      =====        =====        =====        =====        =====
Total return(1)                                        9.68%        5.22%       10.20%        5.67%        5.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $229,020      $83,665      $34,109      $22,637      $26,071
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                               1.08%(4)     1.23%(4)    1.22%(2)(4)   1.00%(2)     1.00%(2)(4)
   Net investment income                               4.34%        5.25%       7.24%         7.67%        7.21%
Portfolio turnover                                      135%         146%        125%          116%         122%


                                                                            CLASS B
                                                 -----------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                       2003       2002(5)       2001         2000          1999
                                                     -------     ---------     -------     --------      -------

Net asset value, beginning of period                  $4.55        $4.56        $4.47        $4.56        $4.65
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        0.20         0.23         0.31         0.32         0.31
   Net realized and unrealized gain (loss)             0.21        (0.01)        0.11        (0.10)       (0.08)
                                                      ------       ------       ------      ------        ------
         TOTAL FROM INVESTMENT OPERATIONS              0.41         0.22         0.42         0.22         0.23
                                                      ------       ------       ------      ------        ------
LESS DISTRIBUTIONS:
   Dividends from net investment income               (0.19)       (0.23)       (0.33)       (0.31)       (0.32)
     TOTAL DISTRIBUTIONS                              (0.19)       (0.23)       (0.33)       (0.31)       (0.32)
                                                      ------       ------       ------      ------        ------
Change in net asset value                              0.22        (0.01)        0.09        (0.09)       (0.09)
                                                       -----       ------       ------      -------       ------
NET ASSET VALUE, END OF PERIOD                        $4.77        $4.55        $4.56        $4.47        $4.56
                                                      =====        =====        =====        =====        =====
Total return(1)                                        9.17%        4.94%        9.69%        4.95%        5.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $30,457      $21,450      $11,978       $9,171      $10,957
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                               1.58%(4)     1.73%(4)     1.71%(4)     1.50%(3)     1.50%(4)
   Net investment income                               3.94%        4.79%        6.75%        7.18%        6.70%
Portfolio turnover                                      135%         146%         125%         116%         122%


________________

(1) Maximum sales charges are not reflected in the total return calculation.


(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.50%, 1.50% and 1.48% for the periods ended October 31, 2001, 2000 and 1999, respectively.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.00%, 2.00% and 1.98% for the periods ended October 31, 2001, 2000 and 1999, respectively.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase the ratio of net investment income to average net assets from 5.24% to 5.25% for Class A and from 4.77% to 4.79% for Class B, respectively. There was no effect on net investment income per share and net realized and unrealized gains and losses per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



30  Phoenix Multi-Series Trust

--------------------------------------------------------------------------------

PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                                                                  CLASS C
                                                 --------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,

                                                      2003        2004(4)        2001         2000         1999
                                                     -------      -------      -------      -------      -------

Net asset value, beginning of period                  $4.58        $4.59        $4.48        $4.56        $4.66
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        0.21         0.24         0.33         0.34         0.33
   Net realized and unrealized gain                    0.22        (0.01)        0.12        (0.10)       (0.10)
                                                      ------       ------       ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                  0.43         0.23         0.45         0.24         0.23
                                                      ------       ------       ------       ------       ------
LESS DISTRIBUTIONS:
   Dividends from net investment income               (0.20)       (0.24)       (0.34)       (0.32)       (0.33)
     TOTAL DISTRIBUTIONS                              (0.20)       (0.24)       (0.34)       (0.32)       (0.33)
                                                      ------       ------       ------       ------       ------
Change in net asset value                              0.23        (0.01)        0.11        (0.08)       (0.10)
                                                      ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                        $4.81        $4.58        $4.59        $4.48        $4.56
                                                      =====        =====        =====        =====        =====
Total return(1)                                        9.60%        5.17%       10.40%        5.41%        5.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $163,436      $52,101      $10,865       $7,275       $9,025
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  1.33%(3)     1.47%(3)     1.46%(2)(3)  1.25%(2)     1.25%(2)(3)
   Net investment income                               4.08%        4.95%        7.00%        7.41%        6.95%
Portfolio turnover                                      135%         146%         125%         116%         122%


                                                     CLASS T
                                                  -------------
                                                   PERIOD ENDED
                                                    OCTOBER 31,
                                                       2003
                                                     --------

Net asset value, beginning of period                  $4.82
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                        0.07
   Net realized and unrealized gain (loss)            (0.02)
                                                      ------
     TOTAL FROM INVESTMENT OPERATIONS                  0.05
                                                      ------
LESS DISTRIBUTIONS:
   Dividends from net investment income               (0.07)
     TOTAL DISTRIBUTIONS                              (0.07)
                                                      ------
Change in net asset value                             (0.02)
                                                      ------
NET ASSET VALUE, END OF PERIOD                        $4.80
                                                      =====
Total return(1)                                        1.10%(7)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $26,646
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                              1.90%(4)(6)
   Net investment income                              3.21%(6)
Portfolio turnover                                     135%(7)


________________

(1) Maximum sales charges are not reflected in the total return calculation.


(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.76%, 1.74% and 1.73% for the years ended October 31, 2001, 2000 and 1999, respectively.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.89%.

(5) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase the ratio of net investment income to average net assets from 4.93% to 4.95%. There was no effect on net investment income per share and net realized and unrealized gains and losses per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(6) Annualized.

(7) Not annualized.



                                                  Phoenix Multi-Series Trust  31

         PHOENIX EQUITY PLANNING CORPORATION
         P.O. Box 150480
         Hartford, CT 06115-0480


  [Logo] PHOENIX
         INVESTMENT PARTNERS, LTD.
         A member of The Phoenix Companies, Inc.






         ADDITIONAL INFORMATION
         You can find more information about the funds in the following documents:

         ANNUAL AND SEMIANNUAL REPORTS
         Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

         STATEMENT OF ADDITIONAL INFORMATION (SAI)
         The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

         You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to send an email request.

         Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

         Mutual Fund Services: 1-800-243-1574
         Advisor Consulting Group: 1-800-243-4361
         Text Telephone: 1-800-243-1926






         Investment Company Act File No. 811-6566
         PXP 694 (2/04)

                           PHOENIX MULTI-SERIES TRUST


                 PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND
                PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301



                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2004

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Series Trust, dated February 28, 2004, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.



                                TABLE OF CONTENTS

                                                                            PAGE

The Trust..................................................................    1
Investment Restrictions ...................................................    1
Investment Techniques and Risks............................................    2
Performance Information....................................................   11
Portfolio Transactions and Brokerage.......................................   13
Services of the Adviser ...................................................   14
Description of Proxy Voting Policy.........................................   16
Net Asset Value ...........................................................   16
How to Buy Shares .........................................................   17
Alternative Purchase Arrangements .........................................   17
Investor Account Services .................................................   20
Tax Sheltered Retirement Plans ............................................   22
How to Redeem Shares ......................................................   22
Dividends, Distributions and Taxes ........................................   24
The Distributor ...........................................................   28
Distribution Plans.........................................................   30
Management of the Funds....................................................   31
Other Information .........................................................   36
Appendix ..................................................................   38







                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926






PXP 694B (2/04)

                                    THE TRUST

   Phoenix Multi-Series Trust (the "Trust") is a diversified open-end management investment company, consisting currently of two series, the Phoenix-Goodwin Multi-Sector Fixed Income Fund ("Fixed Income Fund") and the Phoenix-Goodwin Multi-Sector Short Term Bond Fund ("Short Term Bond Fund") (each a "Fund," and collectively the "Funds"), each with three class of shares. The Trust is organized as a business trust under Delaware law.

   Previously, the Phoenix-Goodwin Multi-Sector Fixed Income Fund was organized as a Maryland corporation, and most recently was named Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. Prior to August 1999, it was named Phoenix Multi-Sector Fixed Income Fund, Inc. Previously, the Phoenix-Goodwin Multi-Sector Short Term Bond Fund was organized as a Massachusetts business trust. It was known as Phoenix Multi-Sector Short Term Bond Fund from February 1996 to August 1999. In October 2000, both Funds were reorganized as separate series of the Trust.

   The Trust's prospectus describes the investment objectives of each of the Funds and the principal strategies that each of the Funds will employ in seeking to achieve its investment objective. Each Fund's investment objectives is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS


   The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940 (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.


   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.


                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives.

BORROWING AND REVERSE REPURCHASE AGREEMENTS
   The Funds may borrow money and invest the loan proceeds in other assets. This borrowing may be unsecured. The Investment Company Act of 1940, as amended (the "1940 Act") requires the Funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

   Among the forms of investments in which the Funds may engage, and which may be deemed to constitute borrowings, is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Each Fund will maintain a pledged account with its Custodian consisting of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to its obligations under reverse repurchase agreements with broker-dealers and banks. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

   Each Fund also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction, the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amount of the securities received back must be within 2.5% of the initial amount delivered.

   The Fund's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a pledged account. Dollar roll transactions are treated as borrowings by the Fund, and therefore the Fund's entry into dollar roll transactions is subject to the Fund's overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investment in illiquid securities.

SWAP AGREEMENTS
   Each Fund may enter into interest rate, credit default, total return index and currency exchange rate swap agreements for hedging purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the fund's portfolio.

   Because swap agreements are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

CREDIT DEFAULT SWAP AGREEMENTS
   In addition to the interest rate swap agreements discussed under "Interest Rate Transactions", each Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income through out the term of the contract, which typically is between 6 months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.

   Credit default swaps involve greater risks than if the fund at invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated at least A by Moody's Investors Service or Standard and Poor's Rating Service at the time of investment.

CREDIT LINKED NOTES
   Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio ("reference entities"). The notes are usually issued by a special purpose vehicle ("SPV") that sells credit protection through a credit default swap ("CDS") transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. CLNs also may not be liquid and may be subject to currency and interest rate risks as well.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS
   Each Fund may engage in foreign currency exchange transactions as a hedge against changes in exchange rates. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The Adviser believes it is possible to reduce the effect of exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategy. The costs of and possible losses incurred from hedging activities may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

   The Fund may conduct its currency exchange transactions on a "spot" (i.e., cash) basis at the rate then prevailing in the currency exchange market, or on a forward basis, by entering into futures (as discussed below) or forward contracts to purchase or sell currency. The Fund's dealings in foreign currency exchange contracts is limited to hedging involving either specific transactions or portfolio positions.

   Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and the Fund's expenses. The Fund may engage in transaction hedging to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a divided or interest payment in a foreign currency. In such circumstances, the Fund will purchase or sell a foreign currency on a spot basis at the prevailing spot rate.

   Position hedging is the purchase or sale of currency with respect to portfolio security positions denominated or quoted in that currency. The Fund may engage in position hedging to protect against a decline in the value of the currencies in which its portfolio securities are denominated or quoted. To engage in position hedging, the Fund will enter into foreign currency futures and related options (as described below), forward foreign currency contracts, and options on foreign currencies. The Fund also will purchase or sell foreign currency on a spot basis.

   The Fund will not position hedge with respect to a particular currency for an amount greater than the aggregate market value, determined at the time of sale of foreign currency, of the securities held (or to be held) in its portfolio denominated or quoted in or currently convertible into that currency. If the Fund enters into a position hedging transaction, it will place in a pledged account with its custodian any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of the total assets the Fund committed to the consummation of the forward contract. If the value of the securities placed in the pledged account declines, additional cash or securities will be placed in the account so that the value of the account would equal the amount of assets the Fund committed to the currency contract.

   A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the date of the contract. The holder of a forward contract containing a cancellation provision has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are entered into in the interbank market conducted directly between currency dealers, which usually are large commercial banks and brokerage houses, and their customers. Forward currency contracts are conducted on a principal basis and therefore generally involve no margin, commissions or other fees. Instead, bid and ask prices are quoted by dealers who profit from the difference in the spread between those prices.

   Although the use of forward currency contracts does not eliminate fluctuations in the underlying price of securities, it will establish a rate of exchange that can be achieved in the future. Forward contracts limit the risk of loss due to a decline in the value of the hedged currency but also limit any potential gain that might result in the event the value of the currency increases.

   Unlike a foreign currency futures contract, which has a predetermined maturity date in any month, a forward currency contract matures any fixed number of days from the date of the contract agreed upon by the parties. At the maturity of a forward contract, the Fund may either take or make delivery of the currency specified in the contract, or, at or prior to maturity, it may enter into a closing transaction involving the purchase or sale of an offsetting contract. Because these contracts will be entered into on a principal basis rather than on an exchange, closing transactions for forward contracts will be effected with the currency dealer who was a party to the original forward contract.

FOREIGN CURRENCY OPTIONS
   Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FOREIGN EXCHANGE-TRADED OPTIONS, FUTURES AND FORWARD CURRENCY EXCHANGE CONTRACTS--ADDITIONAL RISKS
   Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
   Each Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade ("CBT") and the International Monetary Market of the Chicago Mercantile Exchange ("CME"). Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange ("LIFFE") and the Singapore International Monetary Exchange ("SIMEX").

   The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

   As long as required by regulatory authorities, the Fund will limit its use of futures contracts and futures options to hedging transactions. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The Adviser believes it is possible to reduce the effect of interest or exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The costs of and possible losses incurred from futures contracts and options thereon may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

   The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

   When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

   The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

   Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

   LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. When entering into a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

   When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

   When selling a call option on a futures contract, the Fund will maintain with its custodian any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

   When selling a put option on a futures contract, the Fund will maintain with its custodian any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.

   In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Fund avoids being deemed a "commodity pool," the Fund is limited in its futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to positions which qualify under an alternative test. Under this alternative test, the "underlying commodity value" of each long position in a commodity contract in which the Fund invests may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any Funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than 30 days. "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

   The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

   RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. Using futures contracts and related options involves certain risks, including (1) the risk of imperfect correlation between fluctuations in the value of a futures contract and the portfolio security that is being hedged; (2) the risk that in its use of futures and related options the Fund may not outperform a fund that does not make use of those instruments; (3) the fact that no assurance can be given that active markets will be available to offset positions; (4) the fact that futures contracts and options on futures may be closed out, by entering into an offsetting position, only on the exchange on which the contracts were entered into or through a linked exchange; (5) the risk that the value of the assets underlying the futures contract on the date of delivery will vary significantly from the amount which the Fund has agreed to pay or the price at which the Fund has agreed to sell under such contract, thereby subjecting the Fund to losses; and (6) the fact that successful use of futures contracts and related options for hedging purposes will depend upon the ability of the Adviser to predict correctly movements in the direction of the overall interest rate and foreign currency markets.

   The costs of and possible losses incurred from futures contracts and options thereon may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

ILLIQUID SECURITIES
   The Funds may invest in illiquid securities. Illiquid securities are those that the Fund would not likely be able to sell in any given seven day period. Securities such as private placements and other restricted securities, loan participations, securities with legal or contractual restrictions on resale, repurchase agreements that mature in more than seven days and OTC options tend to be illiquid. The Board of Directors of the Fund has adopted procedures for evaluating the liquidity of securities. The procedures take into account the frequency of trades and quotes for the security, the number of dealers willing to purchase and sell the security and the number of other, qualified purchasers, dealer undertakings to make a market in the security, and the nature of the marketplace for effecting trades (i.e. the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

   Liquidity issues arise most frequently in two cases. "Rule 144A" securities and OTC options.

   "Rule 144A" securities are restricted securities (those not originally issued in a public offering) that generally may not be traded. Pursuant to Rule 144A under the Securities Act of 1933, however, these securities can be readily bought and sold by and among certain types of institutional investors, including mutual funds. The liquidity procedures adopted by the Fund's Board of Directors recognize the significance of Rule 144A and the institutional marketplace it has produced for restricted securities.

   The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased OTC options and the assets that "cover" for written OTC options are illiquid securities unless certain procedures are followed. The Fund intends to follow those procedures. Thus, the Fund will sell OTC options only to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The Fund may also follow certain procedures from time to time which have been adopted by the Fund's Board of Directors for the purpose of making determinations regarding the liquidity of securities issued pursuant to Rule 144A under the Securities Act of 1933.

   In determining whether a Rule 144A security is liquid, the Board of Directors may take into account the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

INTEREST RATE TRANSACTIONS
   The Fund may enter into various hedging transactions, such as interest rate swaps, and the purchase and sale of interest rate collars, caps and floors. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The Adviser believes it is possible to reduce the effect of interest rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.

   Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be maintained in a pledged account by the Fund's custodian. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

LENDING PORTFOLIO SECURITIES
   The Fund may make secured loans of its portfolio securities to broker-dealers and other financial institutions. The 1940 Act requires that (a) the borrower pledge and maintain collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities borrowed rises (i.e., the value of the loan is "marked to the market" on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and (d) the Fund receives reasonable interest on the loan (which may include the investing of any cash collateral in high quality interest-bearing liquid investments), any distributions on the loaned securities, and any increase in their market value. In addition, voting rights may pass with the loaned securities, but if a material event were to occur, the loan must be called and the securities voted by the Fund.

LOAN PARTICIPATIONS
   A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund's obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

   In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations will be deemed by the Fund to be illiquid investments. The Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Adviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody's Investor's Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

MORTGAGE-RELATED SECURITIES
   GNMA CERTIFICATES. The Government National Mortgage Association ("GNMA") is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

   The GNMA Certificates in which the Funds will invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

   FNMA CERTIFICATES. The Federal National Mortgage Association ("FNMA") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

   Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multifamily projects.

   FHLMC CERTIFICATES. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

   FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

   ADJUSTABLE RATE MORTGAGES--INTEREST RATE INDICES. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

   A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes more slowly than other indices, mortgage loans which adjust in accordance with the Cost of Funds Index may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

   LIBOR, the London Interbank Offered Rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

OPTIONS ON SECURITIES AND INDEXES
   The Fund may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

   An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.)

   The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

   The Fund may write and purchase options, including over the counter options, for hedging purposes. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The Adviser believes it is possible to reduce the effect of interest or exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.

   If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

   Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

   The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

   The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid prices.

   RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

   There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

   If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

   The costs of and possible losses incurred from options may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from options transactions would be expected to offset anticipated losses or a portion thereof.

PARTICIPATION ON CREDITORS' COMMITTEES
   The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the fund's ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

STRIPPED MORTGAGE-RELATED SECURITIES
   The cash flows and yields on interest-only ("IO") and principal-only ("PO") classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on the PO class will be affected more severely than would be the case with a traditional Mortgage-Backed Security.

ZERO COUPON, STEP COUPON AND PIK BONDS
   The Funds may invest zero coupon bonds, step coupon bonds and bonds on which interest is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest currently for its entire life. Step coupon bonds frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates (a "step coupon bond"). In the case of a zero coupon bond, the nonpayment of interest on a current basis may result from the bond's having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of a zero coupon or step coupon bond is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is state to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets.

   Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon, step coupon and PIK bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do bonds on which regular cash payments of interest are being made that have similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds or interest paid in additional debt obligations on PIK bonds. Because the Fund will not receive on a current basis cash payments in respect of accrued original issue discount on zero coupon bonds, step coupon bonds during the period before interest payments commence or interest paid in additional debt obligations on PIK bonds, the Fund may have to distribute cash obtained form other sources in order to satisfy the distribution requirement under the Code.


                             PERFORMANCE INFORMATION


   The Funds may, from time to time, quote its "yield" and/or its "total return" in advertisements, sales literature or reports to shareholders or prospective investors. Average annual return and yield are computed separately for Class A Shares, Class B Shares, Class C Shares and Class T Shares in accordance with the formulas specified by the Commission. The yield will be computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a 12-month period to derive the Fund's yield. Calculated pursuant to this formula, for the Fixed Income Fund, for the 30-day period ending October 31, 2003, the Class A Shares yield was 5.93%, the Class B Shares yield was 5.48% and the Class C Shares yield was 5.48%. For the Short Term Bond Fund, for the 30-day period ending October 31, 2003, the Class A Shares yield was 3.65%, the Class B Shares yield was 3.22%, the Class C Shares yield was 3.48% and the Class T Shares yield was 2.98%.


   Average annual total return quotations will be computed by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

              P(1 + T)n   = ERV

                Where P   = hypothetical initial payment of $1,000

                      T   = average annual total return

                      n   = number of years

                    ERV   = ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

   Performance quoted for Class C Shares covering periods prior to the inception of Class C Shares will reflect historical performance of Class A Shares adjusted for the higher operating expenses applicable to Class C Shares.

   Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries, in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gain components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare a Fund's equity or bond figures to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, CS First Boston High Yield Index, Merrill Lynch Medium Quality Corporate Short-Term Bond Index, and Salomon Brothers Corporate Bond and Government Bond Indices.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.


   The average annual total return for the Class A Shares, Class B Shares, Class C Shares and Class T Shares of the Funds for the indicated period ended October 31, 2003 were as follows:



                                                YEAR ENDED        5 YEARS ENDED      10 YEARS ENDED      COMMENCEMENT OF
                                                 10/31/03            10/31/03           10/31/03        OPERATIONS TO 10/31/03(1)
                                                 --------            --------           --------        -------------------------

FIXED INCOME FUND
Class A

     Return Before Taxes                          12.14%              6.53%                5.60%                  N/A
     Return After Taxes on Distribution            9.59%              3.34%                2.19%                  N/A
     Return After Taxes on Distributions           7.70%              3.51%                2.55%                  N/A
     and Sale of Fund Shares
Class B  Return Before Taxes                      12.84%              6.75%                5.33%                  N/A
Class C  Return Before Taxes                      16.99%              6.78%                N/A                   3.39%


SHORT TERM BOND FUND
Class A

     Return Before Taxes                           7.21%              6.76%                6.58%                  N/A
     Return After Taxes on Distribution            5.46%              4.10%                3.76%                  N/A
     Return After Taxes on Distributions           4.59%              4.07%                3.80%                  N/A
     and Sale of Fund Shares
Class B  Return Before Taxes                       7.67%              6.74%                6.28%                  N/A
Class C  Return Before Taxes                       9.60%              7.10%                N/A                   5.69%
Class T  Return Before Taxes                        N/A                N/A                 N/A                   0.10%

(1) The Fixed Income Fund Class C Shares since October 14, 1997, the Short Term Bond Fund Class C Shares since October 1, 1997 and the Short-Term Bond Fund Class T since June 2, 2003.


   Each Fund may also compute aggregate total return for specified periods based on a hypothetical Class A Share, Class B Share, Class C Share or Class T Share account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Share's maximum sales charge of 4.75% for the Fixed Income Fund and 2.25% for the Short Term Bond Fund, and assumes reinvestment of all income dividends and capital gain distributions during the period.

   Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Funds benefits with a securities industry comprised of many diverse firms and that the long-term interest of shareholders of the Funds is best served by brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and execution are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Funds.

   The Funds have adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Funds' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and shareholders.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Fund, to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund that PXP Securities Corp. may receive.


   The Funds paid no brokerage commissions for the fiscal years ended October 31, 2001, 2002 and 2003.



                             SERVICES OF THE ADVISER


   Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") serves as investment adviser to the Funds. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115. PIC acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2003, PIC had approximately $22.9 billion in assets under management. William R. Moyer is an executive officer of the Fund and of PIC.


   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, Connecticut, 06115.


   As of December 31, 2003, PXP had approximately $59.2 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Engemann Asset Management (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management, LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin and Oakhurst divisions) in Hartford, CT and Scotts Valley, CA, respectively.


   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

   The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Board of Trustees or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.

   The Management Agreement provides that the Adviser is not liable for any act or omission in the course of or in connection with rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement. The Agreement permits the Adviser to render services to others and to engage in other activities.


   As compensation for its services the Adviser receives a fee which is accrued daily against the value of each Fund's net assets and is paid by the Fund monthly. The fee is computed at the annual rate of 0.55% of each Fund's average daily net assets up to

$1 billion; 0.50% of the Fund's average daily net assets from $1 billion to $2 billion; and 0.45% of the Fund's average daily net assets in excess of $2 billion. Total management fees for the Short Term Bond Fund for the fiscal years ended October 31, 2001, 2002 and 2003 amounted to $252,597, $514,051 and
$1,681,790, respectively. Total management fees for the Fixed Income Fund for the fiscal years ended October 31, 2001, 2002 and 2003 amounted to $949,457, $826,620 and $818,984, respectively.


   The Adviser makes its personnel available to serve as officers and "interested" Trustees of the Fund. The Fund has not directly compensated any of its officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Fund. The Trustees of the Fund are not prohibited from authorizing the payment of salaries to the officers pursuant to the Management Agreement, including out-of-pocket expenses, at some future time.

   In addition to the management fee, expenses paid by the Fund include: fees of Trustees who are not "interested persons," interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Fund's registration statements, reports, and prospectuses excluding those copies used for sales purposes which the Distributor purchases), accounting services fees, insurance expenses, litigation expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and all costs incident to the Fund's existence as a Delaware business trust.

   The Adviser has agreed to reimburse the Short Term Bond Fund's operating expenses, other than Management Fees and Rule 12b-1 Fees, to the extent such operating expenses exceed 0.50% of the average net assets of each class of shares. The Adviser has not undertaken to extend the reimbursement beyond February 28, 2004.


   The Trust, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order.


BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AGREEMENTS
   The Board of Trustees is responsible for overseeing the performance of the Funds' investment advisers and determining whether to approve and renew the Funds' investment advisory arrangements. In approving the agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Funds. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of each Fund with a peer group of funds and a relevant market index, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board noted that each Funds' performance was reasonably aligned to that of its respective peer group for the periods reviewed. Furthermore, the Board found no evidence of material or systemic compliance violations for either Fund. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory agreements, the Board primarily considered information relating the each Fund's fee structures, including a comparative analysis of each Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that each of the Funds was below the median with respect to management fees and at or relatively close to the median in each other category reviewed. The Board also considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                       DESCRIPTION OF PROXY VOTING POLICY

   The Fund has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Fund's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Fund's investment adviser will vote proxies or delegate such responsibility to a subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund's Policy. Any adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

o Changes to Capital Structure--dilution or improved accountability associated with such changes.

o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

o Social and Corporate Responsibility Issues--the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

      The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each adviser, subadviser or delegate to notify the President of the Fund of any actual or potential conflict of interest. No adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund.

   The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, beginning with the period ending June 30, 2004, will be available free of charge by calling, toll-free, 800-243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.


                                 NET ASSET VALUE


   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the

Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares, Class C Shares or Class T Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A Shares, Class B Shares, Class C Shares or Class T Shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution and services fee with respect to the Class B Shares, Class C Shares and Class T Shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A Shares.

   The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee. In the case of Class B Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the contingent deferred sales charge incurred upon redemption within five years of purchase for the Fixed Income Fund and within three years of purchase for the Short Term Bond Fund. For Class C Shares, the ongoing distribution and services fee will be used to pay for the distribution expenses incurred by the Distributor. In the case of Class T Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the contingent deferred sales charge incurred upon redemption within one year of purchase. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A Shares, Class B Shares, Class C Shares or Class T Shares.

   Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See the "Dividends, Distributions and Taxes" section of this Statement of Additional Information.

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge applies to shares of the Multi-Sector Short Term Bond Fund purchased by an investor in amounts of $1 million or more if redeemed within 12 months of purchase and on which a finders fee was paid. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to an ongoing distribution and services fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within three years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the "Class B Shares, Class C Shares and Class T Shares--Waiver of Sales Charges" section of this Statement of Additional Information.

   Class B Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Fixed Income Fund's aggregate daily net assets attributable to Class B Shares and .75% of the Short Term Bond Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares of the Fixed Income Fund will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class B Shares of the Short Term Bond Fund convert to Class A Shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares of the Fixed Income Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. Class B Shares of the Short Term Bond Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending six years after the end of the month in which the shares were issued. At the end of this period, Class B Shares of each Fund will automatically convert to Class A Shares of the same Fund and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.

CLASS C SHARES
   Class C Shares are purchased without an initial sales charge. Class C Shares of the Fixed Income Fund are subject to a sales charge if they are redeemed in the first year of purchase. Class C Shares of the Short Term Bond Fund are not subject to any sales charge when shares are redeemed. All purchases, including reinvestments of dividend and capital gain distributions, and redemptions are made at the net asset value per share of the Fund. Class C Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Fixed Income Fund's aggregate average daily net assets attributable to Class C Shares and 0.50% of the Short Term Bond Fund's aggregate average daily net assets attributable to the Class C Shares. Class C Shares do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.

CLASS T SHARES (SHORT TERM BOND FUND ONLY).
   Class T Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within the first year of purchase. (The deferred sales charge may be waived in connection with certain qualifying redemptions. See the "Class B Shares, Class C Shares and Class T Shares --Waiver of Sales Charges" section of this Statement of Additional Information. Class T Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Short Term Bond Fund's aggregate average daily net assets attributable to the Class T Shares. Class T Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class T Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class T Shares of the Short Term Bond Fund do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes. Class T shares can be exchanged for Class C Shares of any affiliated Phoenix Fund.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The circumstances under which sales charges may be avoided or reduced are described below. Investors buying more than $1 million of Class A Shares of the Multi-Sector Short Term Bond Fund may incur a deferred sales charge if they redeem their shares within one year of purchase.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds or any other mutual funds advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates;
(9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;
(15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(17) purchasers of Class A Shares bought through investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares, Class T Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of this or any other affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund), may be added together at the time of purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES, CLASS C SHARES AND CLASS T SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares, Class C Shares of the Fixed Income Fund, and Class T Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account,
(ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70-1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares and Class T Shares, on which such shares the Distributor has not paid the dealer the Class B Shares or Class T Shares sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class T Shares of the Funds or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed. Class C Shares of the Multi-Sector Short Term Bond Fund are not subject to any sales charge when redeemed.

CONVERSION FEATURE--CLASS B SHARES
   For Fixed Income Fund, Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. For Short Term Bond Fund, Class B Shares will automatically convert to Class A Shares of the same Fund six years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES

   The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.

EXCHANGES
   Class A Shares of the Short Term Bond Fund held under six months are not eligible for the exchange privilege. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class T Shares of the Short Term Bond Fund are interexchangable with Class C Shares of any affiliated Phoenix Fund. Exchanges are subject to minimum initial investment requirements of the designated fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. See the "Dividends, Distributions and Taxes" section of this Statement of Additional Information. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or succeeding business day), without sales charge.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows you to make an investment in an account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House (ACH). Your bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to your account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of the Fund and direct proceeds of sale through ACH to your bank account.

   To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) you may call toll free (800) 367-5877 prior to 3:00 p.m. (Eastern Time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

    Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B, Class C and Class T shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B, Class C and Class T shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares, Class C Shares or Class T Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after the purchase.



                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of five years from the initial date of purchase.


                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Fund's current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B, Class C and Class T shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account into a street name account with another broker/dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.

BY MAIL
   Shareholders may redeem shares by making written request, executed in full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Fund's current Prospectus for more information.

BY CHECK
   You may elect to redeem shares held in your account by check. Checks will be sent to you upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies your initial account application, the signature guarantee section of the form may be disregarded. However, the Fund reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in your account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to you for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B, Class C and Class T accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables you to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Fund does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. You may not close your account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")
   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   The Funds intend to declare dividends daily and to pay dividends monthly. Dividends may be paid from net investment income. Distribution of net realized short-term and long-term capital gains will be distributed at least annually. Income dividends will be paid on the last business day of the month and reinvested in additional shares at net asset value, unless the shareholder elects to receive dividends in cash. Whether received in shares or cash, dividends paid by a Fund from net investment income and distributions from any net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, realized on sales of investments for the fiscal year normally will be distributed following the end of the Funds' fiscal year. Distributions of net long-term capital gains are taxable to shareholders as such, whether paid in cash or additional shares of a Fund and regardless of the length of time the shares have been owned by the shareholder. Net short-term capital gains are net realized short-term capital gains, generally including net premiums from expired options, net gains from closing purchase transactions, and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital losses. Distributions paid by a Fund generally are subject to taxation as of the date of payment, whether received by shareholders in cash or in shares of the Fund, and whether representing an ordinary distribution or a long-term capital gains distribution. No dividends or distributions will be made to a shareholder on shares for which no payment has been received.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its Shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income, except for
(a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain dividends. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. It is not anticipated that any of the dividends paid by the Funds will qualify for 70% dividends-received deduction available to corporate shareholders of the Funds. Distributions from net long-term capital gain in excess of net short-term capital loss ("capital gain distribution") are treated under the Code as long-term capital gain, for federal income tax purposes. These dividends are paid after taking into account, and reducing the distribution to the extent of, any available capital loss carryforwards. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   The Fund may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

TAXATION OF DERIVATIVES
   All futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options (including options on stock and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to tax the character of which will be determined under
Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of such option, on the Fund's holding period for such option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or security or a substantially identical stock or security in the Fund's portfolio. The exercise of a call option purchased by a Fund is not a taxable transaction for the Fund. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium.

   Premiums from expired call options written by a Fund and net gain or loss from closing purchase transactions, which are not section 1256 contracts, are generally treated as short-term capital gain or loss for federal income tax purposes and are taxable to shareholders as ordinary income. If a written call option is exercised, the premium is added to the proceeds of sale of the underlying security, and the gain or loss from such sale will be short- or long-term, depending upon the period such security was held. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

   Because options, futures and currency activities of a Fund may increase the amount of gains from the sale of securities or investments held or treated as held for less than three months, the Funds may limit these transactions in order to comply with the 30% limitation described above.

   Certain offsetting positions held by the Funds (including certain positions involving financial futures and options transactions) may be considered, for tax purposes, to constitute "straddles." Depending on whether certain elections are available and made by the Funds losses realized by the Funds on one or more position in such a straddle may be deferred to the extent of unrealized gain in the offsetting position. Moreover, short-term capital losses on straddle positions may be re-characterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a regulated investment company for federal income tax purposes.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS
   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

     The Funds may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

     It is expected that the Funds will not be eligible to elect to pass-through to its shareholders the amount of foreign income and similar taxes paid by it, so that shareholders will not be eligible to claim a foreign tax credit or to deduct their pro rata share of such foreign taxes. Such foreign taxes generally will reduce the net income of the Funds distributable to shareholders. If the Funds were eligible to make the pass-through election, and so elected, shareholders would be notified regarding the relevant items to be taken into account by the shareholders.

SALE OR EXCHANGE OF FUND SHARES
   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits
(if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS
   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES
   This discussion of the federal income tax treatment of the Funds and their distributions is based on the federal income tax law in effect as of the date of this Statement of Additional Information. The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor.

   Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.

   Dividends, distributions and redemption proceeds also may be subject to state, local and foreign taxes depending upon each shareholder's particular situation. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local and foreign taxes in light of their particular tax situations.

                                 THE DISTRIBUTOR

   Phoenix Equity Planning Corporation ("Equity Planning") acts as the Distributor for the Funds and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect less than wholly owned subsidiary of The Phoenix Companies, Inc. and an affiliate of the Adviser. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor. During the fiscal years ended October 31, 2001, 2002 and 2003, purchasers of shares of the Funds paid aggregate sales charges of $218,350, $205,366 and $429,765, respectively, of which the Distributor received net commissions of $101,490, $110,756 and $140,140, respectively, for its services, the balance being paid to dealers. For the Trust's fiscal year ended October 31, 2003, the Distributor received net commissions of $36,925 for Class A Shares and deferred sales charges of $103,215 for Class B Shares, Class C Shares and Class T Shares.


   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below:

FIXED INCOME FUND

                                                      SALES CHARGE AS
                                                      A PERCENTAGE OF
                                          --------------------------------------------
           AMOUNT OF                                                        NET                     DEALER DISCOUNT
          TRANSACTION                     OFFERING                        AMOUNT                     PERCENTAGE OF
       AT OFFERING PRICE                    PRICE                        INVESTED                    OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                4.75%                          4.99%                          4.25%
$50,000 but under $100,000                   4.50                           4.71                           4.00
$100,000 but under $250,000                  3.50                           3.63                           3.00
$250,000 but under $500,000                  2.75                           2.83                           2.25
$500,000 but under $1,000,000                2.00                           2.04                           1.75
$1,000,000 or more                           None                           None                           None



SHORT TERM BOND FUND

                                                      SALES CHARGE AS
                                                      A PERCENTAGE OF
                                          --------------------------------------------
           AMOUNT OF                                                        NET                     DEALER DISCOUNT
          TRANSACTION                     OFFERING                        AMOUNT                     PERCENTAGE OF
       AT OFFERING PRICE                    PRICE                        INVESTED                    OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                2.25%                         2.30%                          2.00%
$50,000 but under $100,000                   1.25                          1.27                           1.00
$100,000 but under $500,000                  1.00                          1.01                           1.00
$500,000 but under $1,000,000                0.75                          0.76                           0.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases for Fixed Income Fund of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. In addition to the dealer discount on purchases for Short Term Bond Fund of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 2% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class T Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to:
(a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. (e) subject to certain exclusions, pay broker/dealers an amount equal to 0.50% of the amount of Class C Shares sold above $250,000 but under $3 million plus 0.25% on the amount in excess of $3 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC Inc. is based upon the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates:

First $5 billion                                             0.065%
$5 Billion to $10 billion                                    0.061%
$10 billion to $15 billion                                   0.055%
$15 billion to $20 billion                                   0.040%
Greater than $20 billion                                     0.030%


   Percentage rates are applied to the aggregate daily net asset value of all the Funds serviced by PFPC. Certain minimum fees may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As compensation for its services prior to January 1, 2003, the PFPC fee schedule used to determine a portion of PEPCO's fee was applied at the individual fund level at an annual rate equal to .085% of a fund's average daily net assets up to $200 million, which rate was reduced at higher levels of net assets. For its services during the fiscal year ended October 31, 2003, 2002 and 2001, Equity Planning received $369,814, $284,993 and $246,541, respectively.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, a plan for the Class C Shares and a plan for Class T Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the following rates: for Class B Shares of the Fixed Income Fund at a rate of 0.75% per annum and 0.50% of the Short Term Bond Fund; for Class C Shares at a rate of 0.75% of the Fixed Income Fund and 0.25% of the Short Term Bond Fund; and for Class T Shares at a rate of 1.00% of the Short Term Bond Fund.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers, as additional compensation, 0.75% for Class C Shares of the Fixed Income Fund; 0.25% for Class C Shares and 0.75% for Class T Shares of the Short Term Bond Fund, of the average annual net asset value of each class, respectively.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


   For the fiscal year ended October 31, 2003, the Fund paid 12b-1 fees in the amount of $1,880,755, of which the Distributor received $658,423, W.S. Griffith & Co., Inc., an affiliate, received $53,959 and unaffiliated broker-dealers received $1,168,373.

The 12b-1 payments were used for (1) compensating dealers, $1,324,470, (2) compensating sales personnel, $2,711,286, (3) advertising, $604,458, (4) printing and mailing of prospectuses to other than current shareholders, $26,409, (5) service costs, $151,283 and (6) other, $425,510.


   On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provides that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of that class of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


                             MANAGEMENT OF THE TRUST


   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS
   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.


                              INDEPENDENT TRUSTEES

                                                     NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
                                     LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
    NAME, (AGE), AND ADDRESS        TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE

E. Virgil Conway                   Served since          34         Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1993.                            since 2001.  Trustee/Director, Realty Foundation of New
101 Park Avenue                                                     York (1972-present), Pace University (1978-present), New
New York, NY 10178                                                  York Housing Partnership Development Corp. (Chairman)
DOB: 8/2/29                                                         (1981-present), Greater New York Councils, Boy Scouts of
                                                                    America (1985-present), Academy of Political Science
                                                                    (Vice Chairman) (1985-present), Urstadt Biddle Property
                                                                    Corp. (1989-present), The Harlem Youth Development
                                                                    Foundation (1998-present).  Chairman, Metropolitan
                                                                    Transportation Authority (1992-2001).  Director, Trism,
                                                                    Inc. (1994-2001), Consolidated Edison Company of New
                                                                    York, Inc. (1970-2002), Atlantic Mutual Insurance Company
                                                                    (1974-2002), Centennial Insurance Company (1974-2002),
                                                                    Josiah Macy, Jr., Foundation (1975-2002), Union Pacific
                                                                    Corp. (1978-2002), Blackrock Freddie Mac Mortgage
                                                                    Securities Fund (Advisory Director) (1990-2002),
                                                                    Accuhealth (1994-2002).

                                                     NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
                                     LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
    NAME, (AGE), AND ADDRESS        TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
Harry Dalzell-Payne                Served since         34          Currently retired.
The Flat, Elmore Court             1993.
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

Francis E. Jeffries (72)           Served since         27          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1995.                            (1984-present). Director (1989-1997), Chairman of the
Naples, FL  34108                                                   Board (1993-1997), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (63)              Served since         24          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1993.                            since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street, Ste. 1430                                        Officer (1995-1998), Carson Products Company (cosmetics).
Chattanooga, TN  37402                                              Director/Trustee, Evergreen Funds (6 portfolios).

Geraldine M. McNamara              Served since         34          Managing Director, U.S. Trust Company of New York
United States Trust Company of NY  2001.                            (private bank) (1982-present).
114 West 47th Street
New York, NY 10036
DOB: 4/17/51

Everett L. Morris                  Served since         34          Currently Retired, W.H. Reaves and Company (investment
W.H. Reaves and Company            1995.                            management) (1993-present).
10 Exchange Place
Jersey City, NJ 07302
DOB: 5/26/28

Richard E. Segerson (56)           Served since         24          Managing Director, Northway Management Company
Northway Management Company        1993.                            (1998-present). Managing Director, Mullin Associates
164 Mason Street                                                    (1993-1998).
Greenwich, CT 06830

Lowell P. Weicker, Jr. (71)        Served since         24          Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                    1995.                            (1995-present), Compuware (1996-present) and WWF, Inc.
Alexandria, VA  22314                                               (2000-present). President, The Trust for America's Health
                                                                    (non-profit) (2001-present). Director, Duty Free International,
                                                                    Inc. (1997-1998).




                               INTERESTED TRUSTEE

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
   NAME, (AGE), ADDRESS AND      LENGTH OF TIME     OVERSEEN BY                      DURING PAST 5 YEARS AND
    POSITION(S) WITH TRUST           SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE

*Marilyn E. LaMarche (68)        Served since            27         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC          2002.                              (1983-present).  Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                               (2001-present) and Phoenix Life Insurance Company
59th Floor                                                          (1989-present).
New York, NY 10020

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
   NAME, (AGE), ADDRESS AND      LENGTH OF TIME     OVERSEEN BY                      DURING PAST 5 YEARS AND
    POSITION(S) WITH TRUST           SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
**Philip R. McLoughlin           Served since            78         Consultant, The Phoenix Companies, Inc. (2002-present).
Chairman and President           1993.                              Director, PXRE Corporation (Delaware) (1985-present),
DOB: 10/23/46                                                       World Trust Fund (1991-present).  Chairman (1997-2002),
                                                                    Director (1995-2002), Vice Chairman (1995-1997) and
                                                                    Chief Executive Officer (1995-2002), Phoenix Investment
                                                                    Partners, Ltd. Director, Executive Vice President and
                                                                    Chief Investment Officer, The Phoenix Companies, Inc.
                                                                    (2001-2002).  Director (1994-2002) and Executive Vice
                                                                    President, Investments (1988-2002), Phoenix Life
                                                                    Insurance Company. Director (1983-2002) and Chairman
                                                                    (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                    (1984-2002) and President (1990-2000), Phoenix Equity
                                                                    Planning Corporation. Chairman and Chief Executive
                                                                    Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                    Director and President, Phoenix Investment Management
                                                                    Company (2001-2002). Director and Executive Vice
                                                                    President, Phoenix Life and Annuity Company (1996-2002).
                                                                    Director and Executive Vice President, PHL Variable
                                                                    Insurance Company (1995-2002). Director, Phoenix
                                                                    National Trust Company (1996-2002). Director and Vice
                                                                    President, PM Holdings, Inc. (1985-2002). Director, PHL
                                                                    Associates, Inc. (1995-2002). Director (1992-2002) and
                                                                    President (1992-1994), WS Griffith Securities, Inc.

***James M. Oates                Served since            29         Chairman, Hudson Castle Group Inc. (formerly IBEX
Hudson Castle Group Inc.         1993.                              Capital Markets Inc.) (financial services)
c/o Northeast Investment                                            (1997-present). Managing Director, Wydown Group
Management, Inc.                                                    (consulting firm) (1994-present). Director, Investors
50 Congress Street, Ste. 1000                                       Financial Service Corporation (1995-present), Investors
Boston, MA 02109                                                    Bank & Trust Corporation (1995-present), Stifel
DOB: 5/31/46                                                        Financial (1996-present), Connecticut River Bancorp
                                                                    (1998-present), Connecticut River Bank (1998-present)
                                                                    and Trust Company of New Hampshire (2002-present).
                                                                    Director and Treasurer, Endowment for Health, Inc.
                                                                    (2000-present). Chairman, Emerson Investment Management,
                                                                    Inc. (2000-present).  Investment Committee, New
                                                                    Hampshire Charitable Foundation (2001-present).  Vice
                                                                    Chairman, Massachusetts Housing Partnership (1998-1999).
                                                                    Director, Blue Cross and Blue Shield of New Hampshire
                                                                    (1994-1999), AIB Govett Funds (1991-2000), Command
                                                                    Systems, Inc. (1998-2000), Phoenix Investment Partners,
                                                                    Ltd. (1995-2001), 1Mind, Inc. (1999-2001) and Plymouth
                                                                    Rubber Co. (1995-2003).


* Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with The Phoenix Companies, Inc., and its affiliates.
*** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group Inc. and Phoenix and certain of its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
                                  WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
   NAME, (AGE) AND ADDRESS     LENGTH OF TIME SERVED                            DURING PAST 5 YEARS

William R. Moyer               Executive Vice         Executive Vice President and Chief Financial Officer (1999-present),
DOB: 8/16/44                   President since 1993.  Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                                      Investment Partners, Ltd. Director (1998-present), Senior Vice
                                                      President, Finance (1990-present), Chief Financial Officer
                                                      (1996-present), and Treasurer (1998-present), Phoenix Equity Planning
                                                      Corporation. Director (1998-present), Senior Vice President
                                                      (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                      (1994-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                      and Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                      (1996-present). Vice President, Phoenix Fund Complex (1990-present).

John F. Sharry                 Executive Vice         President, Private Client Group (1999-present), Executive Vice
DOB: 3/28/52                   President since 1998.  President, Retail Division (1997-1999), Phoenix Investment Partners,
                                                      Ltd. President, Private Client Group, Phoenix Equity Planning
                                                      Corporation (2000-present). Executive Vice President, Phoenix Fund
                                                      Complex (1998-present).

Nancy G. Curtiss               Treasurer since 1994.  Vice President, Fund Accounting (1994-present) and Treasurer
DOB: 11/24/52                                         (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                      Phoenix Fund Complex (1994-present).

Richard J. Wirth               Secretary since        Vice President and Insurance and Investment Products Counsel
One American Row               2002; Chief Legal      (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company.
Hartford, CT 06102             Officer since 2003.
DOB: 11/14/58



COMMITTEES OF THE BOARD
   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   The Audit Committee. The Audit Committee's is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met four times during the Trust's last fiscal year.


   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Harry Dalzell-Payne, Leroy Keith, Jr. and Lowell P. Weicker. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met once during the Trust's last fiscal year.


COMPENSATION
   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended October 31, 2003, the Trustees received the following compensation:


                                                                  Total
                                                               Compensation
                                                              From Trust and
                                          Aggregate            Fund Complex
                                        Compensation            (47 Funds)
           Name                          From Trust          Paid to Trustees
           ----                          ----------          ----------------

E. Virgil Conway                            $8,371              $173,000
Harry Dalzell-Payne                         $6,870              $153,750
Francis E. Jeffries                         $5,170*             $126,500
Leroy Keith, Jr.                            $5,465              $ 69,250
Marilyn E. LaMarche                         $6,575              $102,272
Philip R. McLoughlin                        $    0              $      0
Geraldine M. McNamara                       $6,575              $102,272
Everett L. Morris                           $7,049*             $174,194
James M. Oates                              $8,197              $110,500
Richard E. Segerson                         $6,965              $ 89,750
Lowell P. Weicker, Jr.                      $6,400              $ 79,750

* This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2003, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $404,568.24; Ms. McNamara, $109,302.15; Mr. Morris, $279,087.24; Mr. Segerson,
  $108,714.18. At present, by agreement among the Fund, Phoenix Investment Partners, Ltd. ("PXP") and the electing director, director fees that are deferred are paid by the Fund to the PXP. The liability for the deferred compensation obligation appears only as a liability of the PXP.

TRUSTEE OWNERSHIP OF SECURITIES
  Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2003.


                                                                            AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                            OWNERSHIP IN ALL FUNDS OVERSEEN BY
                                      DOLLAR RANGE OF EQUITY SECURITIES      TRUSTEE IN FAMILY OF INVESTMENT
          NAME OF TRUSTEE                   IN A FUND OF THE TRUST                      COMPANIES

E. Virgil Conway                      None                                None
Harry Dalzell-Payne                   None                                None
Francis E. Jeffries                   None                                None
Leroy Keith, Jr.                      None                                None
Marilyn E. LaMarche                   None                                None
Philip R. McLoughlin                  Over $100,000                       Over $100,000
Geraldine M. McNamara                 None                                None
Everett L. Morris                     None                                None
James M. Oates                        None                                None
Richard E. Segerson                   None                                None
Lowell P. Weicker, Jr.                None                                None

At December 31, 2003, the Trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund.


PRINCIPAL SHAREHOLDERS
   The following table sets forth information as of May 19, 2003 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of a Fund's equity securities.

         NAME OF SHAREHOLDER                FUND AND CLASS                PERCENTAGE OF CLASS     NUMBER OF SHARES
         -------------------                --------------                --------------------    ----------------
MLPF&S for the Sole Benefit of its          Fixed Income Fund
Customers                                   Class A                             5.58%                584,275.780
Attn: Fund Administration                   Fixed Income Fund
4800 Deer Lake Dr. East                     Class B                            12.18%                278,756.522
Jacksonville, FL  32246                     Fixed Income Fund
                                            Class C                            17.33%                158,892.524
                                            Short Term Bond Fund
                                            Class A                            28.85%             17,035,487.784
                                            Short Term Bond Fund
                                            Class B                            31.88%              2,021,721.122
                                            Short Term Bond Fund
                                            Class C                            23.64%              8,992,012.855
                                            Short Term Bond Fund
                                            Class T                            83.44%              7,423,649.075

NFSC FEBO #F2J-000019                       Fixed Income Fund
FIIOC As Agent For Qualified Employee       Class A                             5.51%                577,412.722
Benefit Plans (401K) FINOPS-IC Funds
100 Magellan Way KWIC
Covington, KY 41015-1987

State Street Bank & Trust Co.               Fixed Income Fund                   6.42%                 58,858.064
Cust. for IRA of Eleanor J. Tessel          Class C
133 Woodcliff Road
Newton, MA  02461


                                OTHER INFORMATION

CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, has been selected as independent accountants for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.


CUSTODIAN AND TRANSFER AGENT
   State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, serves as the Fund's custodian.

   Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, serves as the Fund's transfer agent. As compensation, Equity Planning receives a fee equivalent to $22.25 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORTS TO SHAREHOLDERS
   The fiscal year of the Funds ends on October 31. The Fund will send financial statements to the shareholders at least semiannually. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year.

FINANCIAL STATEMENTS

   The financial statements for the Fund's fiscal year ended October 31, 2003 appearing in the Fund's 2003 Annual Report to Shareholders are incorporated herein by reference.

                                    APPENDIX

                       DESCRIPTION OF CERTAIN BOND RATINGS

MOODY'S INVESTOR'S SERVICE, INC.
   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protective nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

STANDARD & POOR'S CORPORATION AAA:
   Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

   AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

   A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC: Bonds rated BB, B, CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.

DUFF & PHELPS CREDIT RATING CO.
   Duff & Phelps Credit Rating Co. ("D&P") is an unaffiliated Nationally Recognized Statistical Rating Organization by the SEC as well as State Commissions and insurance regulatory bodies. Ratings qualify for SEC Rule 2a-7 provisions and broker/dealer capital computation guidelines on commercial paper inventory. D&P ratings also qualify for NAIC rating designations and for ERISA guidelines governing asset-backed securities as stated by the Department of Labor.

RATING SCALE:
   D&P offers ratings for short-term and long-term debt, preferred stock, structured financings, and insurer's claims paying ability. D&P ratings are specific to credit quality, i.e., the likelihood of timely payment for principal, interest, and in the case of a preferred stock rating, preferred stock dividends. The insurance company claims paying ability ratings reflect an insurer's ability to meet its claims obligations.

                                  LONG-TERM RATINGS
        ------------------------------------------------------------------------

        AAA                             Highest Quality
        AA+, AA, AA                     High Quality
        A+, A, A                        Good Quality
        BBB+, BBB, BBB                  Satisfactory Quality (investment grade)
        BB+, BB, BB                     Non-Investment Grade
        B+, B, B-                       Non-Investment Grade
        CCC                             Speculative

                                  SHORT-TERM RATINGS
        ------------------------------------------------------------------------

        Duff 1+
        Duff 1 X                        A-1/P-1
        Duff 1-
        Duff 2                          A-2/P-2
        Duff 3                          A-3/P-3
        Duff 4                          Non-Investment Grade
        Duff 5                          Defaulted

FITCH INVESTOR SERVICES, INC.
   AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

   A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

   NR: Indicates that Fitch does not rate the specific issue.

   CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

   SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

   WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

   FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade; "Negative"; for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and would be resolved within 12 months.

   CREDIT TREND: Credit Trend indicators show whether credit fundamentals are improving, stable, declining or uncertain, as follows:

   Improving
   Stable
   Declining
   Uncertain

   Credit Trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

   Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issuers not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the potential recovery value through reorganization or liquidation.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor as well as the economic and political environment, that might affect the issuer's futures financial strength.

   Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

   BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C: Bonds are in imminent default in payment of interest or principal.

   DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

   PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD", "DD", or "D" categories.

SHORT-TERM RATINGS
   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

   Fitch's short-term ratings are as follows:

   F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+."

   F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

   F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

   F-5: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

   D: Default. Issues assigned this rating are in actual or imminent payment default.

   LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                         INVESTMENTS AT OCTOBER 31, 2003

                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                       (Unaudited)       (000)          VALUE
                                       -----------    -----------    -----------
MUNICIPAL BONDS--4.0%

CALIFORNIA--0.4%
Fresno Pension Obligation Revenue
Taxable 7.80%, 6/1/14................      AAA           $  500       $  609,070

CONNECTICUT--1.9%
Mashantucket Western Pequot Tribe
Revenue Taxable Series A 6.91%,
9/1/12(j)............................      AAA            1,400        1,595,384

Mashantucket Western Pequot Tribe
Revenue Taxable Series A 144A 6.57%,
9/1/13(b)(j).........................      AAA            1,075        1,199,001
                                                                      ----------
                                                                       2,794,385
                                                                      ----------

FLORIDA--1.5%
University of Miami Exchangeable
Revenue Taxable Series A 7.65%,
4/1/20(j)............................      AAA            2,000        2,193,360

SOUTH DAKOTA--0.2%
Educational Enhancemment Funding
Corp. Revenue Taxable Series A 6.72%,
6/1/25...............................      BBB              337          320,228

- ------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $5,355,657)                                           5,917,043
- ------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--2.8%

Green Tree Financial Corp. 97-4 M1
7.22%, 2/15/29.......................      AA-            1,500        1,002,188

                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                       (Unaudited)       (000)          VALUE
                                       -----------    -----------    -----------
Litigation Settlement Monetized Fee
Trust 02-5A 144A 6%, 10/25/32(b).....     Baa(c)         $1,152       $1,032,170

Morgan Stanley ABS Capital 03-NC8N
7.60%, 9/25/33.......................     A-(c)           1,166        1,166,355

Pennant CBO Ltd. 1A, D 13.43%,
3/14/11(k)(l)(m).....................       B             2,134        1,024,464

- ------------------------------------------------------------------------------
Total Asset-Backed Securities
(Identified Cost $5,370,356)                                           4,225,177
- ------------------------------------------------------------------------------

CORPORATE BONDS--42.8%

AUTOMOBILE MANUFACTURERS--1.3%
DaimlerChrysler NA Holding Corp. W.I.
6.50%, 11/15/13......................      BBB              425          429,662

General Motors Corp. 7.125%, 7/15/13(j)    BBB            1,525        1,589,727
                                                                      ----------
                                                                       2,019,389
                                                                      ----------
BROADCASTING & CABLE TV--3.3%
Charter Communication Holdings LLC
Charter Capital Corp. 10%, 5/15/11...      CCC-           1,250        1,028,125

Comcast Cable Communications, Inc.
6.75%, 1/30/11.......................      BBB            1,000        1,108,839

EchoStar DBS Corp. 144A 5.75%,
10/1/08(b)...........................      BB-            1,500        1,501,875

Liberty Media Corp. 5.70%, 5/15/13...      BBB-           1,250        1,224,740
                                                                      ----------
                                                                       4,863,579
                                                                      ----------

                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                       (Unaudited)       (000)          VALUE
                                       -----------    -----------    -----------
COMMODITY CHEMICALS--0.3%
Lyondell Chemical Co. 9.50%, 12/15/08       BB-          $  500       $  502,500

COMMUNICATIONS EQUIPMENT--0.9%
DIRECTV Holdings LLC 8.375%, 3/15/13         B            1,250        1,412,500

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.4%
AGCO Corp. 8.50%, 3/15/06............       BB-             550          552,750

CONSUMER FINANCE--1.6%
Capital One Bank 6.50%, 6/13/13(j)...       BB+           1,000        1,032,576

Ford Motor Credit Co. 7.25%,
10/25/11(j) .........................       BBB             875          890,058

General Motors Acceptance Corp.
6.875%, 9/15/11......................       BBB             500          516,581
                                                                      ----------
                                                                       2,439,215
                                                                      ----------
DEPARTMENT STORES--0.8%
Penney (J.C.) Co., Inc. 9%, 8/1/12...       BB+           1,000        1,165,000

DIVERSIFIED COMMERCIAL SERVICES--2.6%
Mobile Mini, Inc. 144A 9.50%, 7/1/13(b)     BB-           1,500        1,650,000

United Rentals North America, Inc. W.I.
144A 7.75%, 11/15/13(b)..............        B+           1,150        1,152,875

United Rentals, Inc. Series B 9.50%,
6/1/08...............................        B+           1,000        1,057,500
                                                                      ----------
                                                                       3,860,375
                                                                      ----------
DIVERSIFIED METALS & MINING--1.0%
Freeport-McMoRan Copper & Gold, Inc.
10.125%, 2/1/10......................        B-           1,000        1,145,000

Peabody Energy Corp. Series B
6.875%, 3/15/13......................       BB-             375          396,562
                                                                      ----------
                                                                       1,541,562
                                                                      ----------
ELECTRIC UTILITIES--0.7%
Centerpoint Energy Houston Electric
LLC 144A 5.75%, 1/15/14(b)...........       BBB           1,000        1,041,889

ELECTRONIC MANUFACTURING SERVICES--0.7%
Jabil Circuit, Inc. 5.875%, 7/15/10..       BB+           1,000        1,034,512

GAS UTILITIES--0.7%
AmeriGas Partners LP /AmeriGas Eagle
Finance Corp. Series B 8.875%, 5/20/11      BB-           1,000        1,090,000

                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                       (Unaudited)       (000)          VALUE
                                       -----------    -----------    -----------
HEALTH CARE DISTRIBUTORS--1.4%
AmerisourceBergen Corp. 8.125%,
9/1/08...............................       BB           $1,000       $1,090,000

Omnicare, Inc. 6.125%, 6/1/13........       BB+           1,000          995,000
                                                                      ----------
                                                                       2,085,000
                                                                      ----------
HEALTH CARE FACILITIES--1.7%
HCA, Inc. 6.30%, 10/1/12.............      BBB-             700          696,421

Service Corp. International 6%,
12/15/05.............................       BB-             300          303,750

Service Corp. International 7.20%,
6/1/06...............................       BB-             700          715,750

Tenet Healthcare Corp. 5.375%,
11/15/06.............................       BB              500          482,500

Tenet Healthcare Corp. 6.375%, 12/1/11      BB              375          349,687
                                                                      ----------
                                                                       2,548,108
                                                                      ----------
HEALTH CARE SERVICES--1.2%
Laboratory Corp. of America Holdings
5.50%, 2/1/13(j).....................      BBB              750          769,319

Team Health, Inc. Series B 12%,
3/15/09..............................       B-            1,000        1,070,000
                                                                      ----------
                                                                       1,839,319
                                                                      ----------
HOMEBUILDING--0.4%
WCI Communities, Inc. 9.125%, 5/1/12        B               550          605,000

INTEGRATED TELECOMMUNICATION SERVICES--0.7%
Cincinnati Bell, Inc. W.I. 144A 8.375%,
1/15/14(b)...........................       B-              500          518,125

Verizon Global Funding Corp. 4.375%,
6/1/13(j)............................       A+              500          467,357
                                                                      ----------
                                                                         985,482
                                                                      ----------
INVESTMENT BANKING & BROKERAGE--0.7%
Merrill Lynch & Co., Inc. 5.30%,
9/30/15(j)...........................       A+            1,000        1,003,522

MANAGED HEALTH CARE--1.1%
Coventry Health Care, Inc. 8.125%,
2/15/12(j)...........................       BB+           1,500        1,635,000

METAL & GLASS CONTAINERS--0.4%
Ball Corp. 6.875%, 12/15/12..........       BB              625          654,688


                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                       (Unaudited)       (000)          VALUE
                                       -----------    -----------    -----------
MULTI-UTILITIES & UNREGULATED POWER--1.4%
Calpine Corp 144A 8.75%, 7/15/13(b)..       B            $1,000       $  920,000

Williams Cos., Inc. (The) 8.625%,
6/1/10...............................       B+            1,000        1,100,000
                                                                      ----------
                                                                       2,020,000
                                                                      ----------
OIL & GAS EXPLORATION & PRODUCTION--2.6%
Chesapeake Energy Corp. 8.375%,
11/1/08(j)...........................       BB-           1,000        1,100,000

Denbury Resources, Inc. 7.50%, 4/1/13       B             1,500        1,556,250

Magnum Hunter Resources, Inc. 9.60%,
3/15/12..............................       B+            1,045        1,170,400
                                                                      ----------
                                                                       3,826,650
                                                                      ----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--3.0%
GulfTerra Energy Partners LP 144A
6.25%, 6/1/10(b).....................       BB            1,000        1,010,000

GulfTerra Energy Partners LP Series B
8.50%, 6/1/10........................       BB-           1,000        1,095,000

Motiva Enterprises LLC 144A 5.20%,
9/15/12(b)(j)........................       A             1,000          993,500

Premcor Refining Group, Inc. (The)
9.25%, 2/1/10........................       BB-             750          840,000

Tesoro Petroleum Corp. 8%, 4/15/08...       BB              500          532,500
                                                                      ----------
                                                                       4,471,000
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.9%
Middletown Trust Series C-BR 11.75%,
7/15/10(l)(m)........................       A             5,027        5,177,372

Pemex Project Funding Master Trust
9.125%, 10/13/10.....................      BBB-             500          590,625
                                                                      ----------
                                                                       5,767,997
                                                                      ----------
PACKAGED FOODS & MEATS--0.4%
Del Monte Corp. 144A 8.625%,
12/15/12(b)..........................       B               500          555,000

PAPER PACKAGING--0.3%
Smurfit - Stone Container Corp. 8.25%,
10/1/12..............................       B               500          527,500

PHOTOGRAPHIC PRODUCTS--1.3%
Eastman Kodak Co. 7.25%, 11/15/13....      BBB-           1,000        1,021,557

                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                       (Unaudited)       (000)          VALUE
                                       -----------    -----------    -----------
Eastman Kodak Co. Series MTNA
3.625%, 5/15/08......................      BBB-          $1,000       $  928,955
                                                                      ----------
                                                                       1,950,512
                                                                      ----------
PUBLISHING & PRINTING--0.8%
Dex Media West LLC / Dex Media
Finance Co. 144A 9.875%, 8/15/13(b)..       B             1,000        1,130,000

REITS--1.0%
Health Care REIT, Inc. 6%, 11/15/13..      BBB-           1,000        1,007,080
HRPT Properties Trust 5.75%, 2/15/14       BBB              500          501,628
                                                                      ----------
                                                                       1,508,708
                                                                      ----------
SPECIALTY STORES--3.6%
AutoNation, Inc. 9%, 8/1/08..........       BB+           1,000        1,145,000

JohnsonDiversey, Inc. Series B 9.625%,
5/15/12..............................       B             1,000        1,110,000

Office Depot, Inc. 6.25%, 8/15/13....      BBB-           1,925        1,994,300
Toys "R" Us, Inc. 7.875%, 4/15/13(j).      BBB-           1,000        1,106,650
                                                                      ----------
                                                                       5,355,950
                                                                      ----------
TRADING COMPANIES & DISTRIBUTORS--0.4%
TD Funding Corp. 144A 8.375%,
7/15/11(b)...........................       B-              500          533,750

Wireless Telecommunication Services--2.2%
ACC Escrow Corp. 144A 10%, 8/1/11(b)        B-            1,000        1,090,000

Crown Castle International Corp.
9.375%, 8/1/11.......................      CCC              500          550,000

Dobson Communications Corp. 144A
8.875%, 10/1/13(b)...................      CCC+             850          867,000

Nextel Communications, Inc. 6.875%,
10/31/13.............................       B+              750          764,063
                                                                      ----------
                                                                       3,271,063
                                                                      ----------
- ------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $62,181,341)                                         63,797,520
- ------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--9.6%

Amortizing Residential Collateral Net
Interest Margin Trust 02-9A, A 7.75%,
12/27/32 ............................      BBB-             427          423,057

                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                       (Unaudited)       (000)          VALUE
                                       -----------    -----------    -----------
Bank of America Mortgage Securities
99-7, A24 6.50%, 7/25/29.............      AAA           $  846       $  845,032

Commercial Resecuritization Trust
01-ABC2, A1 7.17%, 2/21/13...........     Aaa(c)            820          881,500

CS First Boston Mortgage Securities
Corp. 97-1R, 1M4 7.262%, 2/28/22.....     Baa(c)            351          349,755

CS First Boston Mortgage Securities
Corp. 97-C2, A3 6.55%, 1/17/35.......      AAA            1,000        1,104,802

First Chicago/Lennar Trust 97-CHL1, D
7.96%, 4/29/39(d)....................      BB(c)          2,275        2,269,313

GMAC Commercial Mortgage Securities,
Inc. 97-C2, A3 6.566%, 4/15/29.......     Aaa(c)          1,000        1,094,985

Norwest Asset Securities Corp. 98-22,
B3 6.25%, 9/25/28....................     AA+(c)            551          552,555

Norwest Asset Securities Corp. 99-12,
B3 6.25%, 5/25/29....................     AA-(c)            472          476,734

Norwest Asset Securities Corp. 99-17,
B3 6.25%, 6/25/29....................     AA-(c)            532          530,951

Paine Webber Mortgage Acceptance
Corp. 00-1, M 7.75%, 9/25/30(j)......      AA(c)          1,003        1,002,010

Sasco Net Interest Margin Trust
03-18XS, A 7.50%, 5/28/33............       A               809          805,707

Sasco Net Interest Margin Trust
03-BC1, A 9%, 5/27/33................     BBB-(c)           680          679,244

Vanderbilt Mortgage Finance 02-C, A4
6.57%, 8/7/24(j).....................      AAA            1,000        1,015,384

Wells Fargo Mortgage Backed Securities
Trust 00-2, 2B2 7.75%, 6/25/30.......     AAA(c)            610          611,506

Wells Fargo Mortgage Backed Securities
Trust 00-2, 2B3 7.75%, 6/25/30.......      AA(c)            407          406,607

Wells Fargo Mortgage Backed Securities
Trust 00-6, B2 7%, 8/25/30...........     AAA(c)            766          764,985

Wells Fargo Mortgage Backed Securities
Trust 00-6, B3 7%, 8/25/30...........     AAA(c)            510          510,816

- ------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $13,949,919)                                         14,324,943
- ------------------------------------------------------------------------------

                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                       (Unaudited)       (000)          VALUE
                                       -----------    -----------    -----------
FOREIGN GOVERNMENT SECURITIES--19.5%

AUSTRIA--0.8%
Republic of Austria Series EMTN
5.50%, 10/20/07......................      AAA            1,000(f)    $1,250,421

BRAZIL--3.7%
Federative Republic of Brazil 10%,
1/16/07..............................       B+           $1,000        1,083,500

Federative Republic of Brazil 10%,
8/7/11...............................       B+              750          768,750

Federative Republic of Brazil PIK Interest
Capitalization 8%, 4/15/14...........       B+            3,879        3,632,881
                                                                      ----------
                                                                       5,485,131
                                                                      ----------
BULGARIA--0.6%
Republic of Bulgaria 144A 8.25%,
1/15/15(b)...........................       BB+             496          566,680

Republic of Bulgaria RegS 8.25%,
1/15/15..............................       BB+             254          290,195
                                                                      ----------
                                                                         856,875
                                                                      ----------
COLOMBIA--1.1%
Republic of Colombia 10.75%, 1/15/13       BB             1,000        1,097,500
Republic of Colombia 11.75%, 2/25/20       BB               500          573,000
                                                                      ----------
                                                                       1,670,500
                                                                      ----------
LITHUANIA--0.3%
Republic of Lithuania 4.50%, 3/5/13..      BBB+             350(f)       399,563

MEXICO--2.2%
United Mexican States 7.50%, 1/14/12       BBB-           2,000        2,240,000

United Mexican States 8.125%,
12/30/19.............................      BBB-           1,000        1,107,500
                                                                      ----------
                                                                       3,347,500
                                                                      ----------
NEW ZEALAND--2.0%
Government of New Zealand Series 205
6.50%, 2/15/05.......................       AAA           3,000(g)     1,864,649

Government of New Zealand Series 404
8%, 4/15/04..........................       AAA           1,750(g)     1,088,454
                                                                      ----------
                                                                       2,953,103
                                                                      ----------
PANAMA--0.8%
Republic of Panama 8.25%, 4/22/08....       BB              500          556,250

                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                       (Unaudited)       (000)          VALUE
                                       -----------    -----------    -----------
Republic of Panama 9.625%, 2/8/11....       BB           $  500       $  578,750
                                                                      ----------
                                                                       1,135,000
                                                                      ----------
RUSSIA--0.9%
Russian Federation RegS 5%, 3/31/30(d)      BB            1,500        1,402,972

SOUTH AFRICA--1.3%
Republic of South Africa 5.25%,
5/16/13..............................       BBB           1,000(f)     1,109,493

Republic of South Africa Series R 150
12%, 2/28/05.........................       A             5,000(h)       765,003
                                                                      ----------
                                                                       1,874,496
                                                                      ----------
TURKEY--2.8%
Republic of Turkey 10.50%, 1/13/08...       B+            1,500        1,725,000
Republic of Turkey 11.75%, 6/15/10...       B+            1,500        1,826,250
Republic of Turkey 11%, 1/14/13......       B+              500          588,125
                                                                      ----------
                                                                       4,139,375
                                                                      ----------
UKRAINE--0.9%
Government of Ukraine RegS 11%,
3/15/07..............................       B               817          904,468

Government of Ukraine Series OCT
7.65%, 6/11/13.......................       B               500          501,250
                                                                      ----------
                                                                       1,405,718
                                                                      ----------
VENEZUELA--2.1%
Republic of Venezuela 5.375%, 8/7/10        B-            1,000          743,912
Republic of Venezuela 9.25%, 9/15/27        B-            2,000        1,620,000

Republic of Venezuela 144A 10.75%,
9/19/13(b)...........................       B-              750          712,500

Republic of Venezuela DCB Series DL
1.875%, 12/18/07(d)..................       B-               --(n)            32
                                                                      ----------
                                                                       3,076,444
                                                                      ----------

- ------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $27,090,306)                                         28,997,098
- ------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--15.7%

BRAZIL--3.4%
Cia Brasileira de Bebidas 144A 8.75%,
9/15/13(b)...........................      BBB-           1,535        1,596,400

Petrobras International Finance Co.
9.125%, 7/2/13.......................      Ba(c)          2,250        2,351,250

                                         STANDARD
                                         & POOR'S         PAR
                                          RATING         VALUE
                                       (Unaudited)       (000)          VALUE
                                       -----------    -----------    -----------
Vale Overseas Ltd. 144A 9%, 8/15/13(b)     Ba(c)         $1,000       $1,060,000
                                                                      ----------
                                                                       5,007,650
                                                                      ----------
CANADA--1.3%
Cascades, Inc. 7.25%, 2/15/13........       BB+             375          393,750
Cascades, Inc. 144A 7.25%, 2/15/13(b)       BB+             375          393,750
Rogers Cable, Inc. 7.875%, 5/1/12(j)       BBB-           1,000        1,105,000
                                                                      ----------
                                                                       1,892,500
                                                                      ----------
CHILE--0.7%
Petropower I Funding Trust 144A
7.36%, 2/15/14(b)....................       BBB           1,093        1,032,965

FRANCE--1.3%
Crown European Holdings SA 144A
10.25%, 3/1/11(b)....................       B+            1,500(f)     1,905,102

GERMANY--0.6%
European Investment Bank Series MTN
6%, 7/15/05..........................       AAA           1,250(e)       895,362

INDONESIA--0.5%
MEI Euro Finance Ltd. 144A 8.75%,
5/22/10(b)...........................       B+              750          761,250

IRELAND--2.4%
Clondalkin Industries plc 10.625%,
1/15/10..............................       B-            1,500(f)     1,892,024

JSG Funding plc 9.625%, 10/1/12......       B             1,500        1,672,500
                                                                      ----------
                                                                       3,564,524
                                                                      ----------

ITALY--0.7%
Telecom Italia Capital 144A 5.25%,
11/15/13(b)(j).......................      BBB+           1,000          994,519

KAZAKHSTAN--1.7%
Kazkommerts International BV 144A
8.50%, 4/16/13(b)....................       BB-           1,000          995,000

Kazkommerts International BV RegS
10.125%, 5/8/07......................       BB-             500          552,500

Turanalem Finance BV 144A 7.875%,
6/2/10(b)............................       BB-           1,000          980,000
                                                                      ----------
                                                                       2,527,500
                                                                      ----------
NORWAY--0.8%
Norske Skogindustrier ASA 144A
6.125%, 10/15/15(b)..................       BBB           1,250        1,257,730

                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                                       STANDARD
                                       & POOR'S        PAR
                                        RATING        VALUE
                                     (Unaudited)      (000)          VALUE
                                     -----------   -----------    -----------
UKRAINE--0.9%
Kyivstar GSM RegS 12.75%, 11/21/05...       B-        $1,280       $1,422,400

UNITED KINGDOM--0.7%
British Sky Broadcasting Group plc
6.875%, 2/23/09......................       BB+        1,000        1,104,304

UNITED STATES--0.7%
Tyco International Group SA 6.375%,
10/15/11(j)..........................      BBB-        1,000        1,045,000
- -----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $22,049,416)                                      23,410,806
- -----------------------------------------------------------------------------

CONVERTIBLE BONDS--0.9%

WIRELESS TELECOMMUNICATION SERVICES--0.9%
Nextel Communications, Inc. Cv. 5.25%,
1/15/10..............................       B+         1,400        1,351,000
- -----------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $1,317,109)                                        1,351,000
- -----------------------------------------------------------------------------

LOAN AGREEMENTS--1.0%

BROADCASTING & CABLE TV--1.0%
United Pan-Europe Communications
Tranch C2 6.65%, 3/31/09(d)(m).......      B(c)        1,500        1,462,500
- -----------------------------------------------------------------------------
TOTAL LOAN AGREEMENTS
(IDENTIFIED COST $1,206,865)                                        1,462,500
- -----------------------------------------------------------------------------


                                                      SHARES         VALUE
                                                   -----------    -----------
COMMON STOCKS--0.0%

INTEGRATED TELECOMMUNICATION SERVICES--0.0%
AT&T Latin America Corp. Class A(i)..                137,550       $    5,502

PAPER PRODUCTS--0.0%
Northampton Pulp LLC(i)(k)(l)(m).....                  3,650            7,300
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $756,366)                                             12,802
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--96.3%
(IDENTIFIED COST $139,277,335)                                    143,498,889(a)

Other assets and liabilities, net--3.7%                             5,503,194
                                                                 ------------
NET ASSETS--100.0%                                               $149,002,083
                                                                 ============



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,960,726 and gross depreciation of $3,051,922 for federal income tax purposes. At October 31, 2003, the aggregate cost of securities for federal income tax purposes was $139,590,085.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2003, these securities amounted to a value of $27,451,081 or 18.4% of net assets.
(c)  As rated by Moody's or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Par value represents Australian Dollar.
(f)  Par value represents Euro.
(g)  Par value represents New Zealand Dollar.
(h)  Par Value represents South African Rand.
(i)  Non-income producing.
(j) All or a portion segregated as collateral for when-issued securities or swaps.
(k) Security valued at fair value as determined in good faith by or under the direction of the Trustees. At October 31, 2003, these securities, which are included in illiquid securities below, amounted to $1,031,764 or 0.7% of net assets.
(l) Illiquid. At October 31, 2003, these securities amounted to a value of $6,209,136 or 4.2% of net assets. For acquisition information, see Notes to Financial Statements.
(m) Restricted security. For acquisition information, see Notes to Financial Statements.
(n)  Represents less than $1,000 par value.

                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003

ASSETS
Investment securities at value
   (Identified cost $139,277,335)                                  $143,498,889
Cash                                                                  3,382,916
Receivables
   Investment securities sold                                        11,316,852
   Interest                                                           2,869,736
   Net unrealized appreciation on swap agreements                       339,294
   Fund shares sold                                                     161,704
   Receivable from adviser                                               18,933
Prepaid expenses                                                          3,164
                                                                   ------------
     Total assets                                                   161,591,488
                                                                   ------------
LIABILITIES
Payables
   Investment securities purchased                                   11,667,551
   Fund shares repurchased                                              332,959
   Income distribution payable                                          316,177
   Investment advisory fee                                               69,715
   Transfer agent fee                                                    60,274
   Distribution and service fees                                         54,361
   Financial agent fee                                                   10,893
   Trustees' fee                                                          2,480
Accrued expenses                                                         74,995
                                                                   ------------
     Total liabilities                                               12,589,405
                                                                   ------------
NET ASSETS                                                         $149,002,083
                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $215,129,044
Undistributed net investment income                                     705,581
Accumulated net realized loss                                       (71,391,302)
Net unrealized appreciation                                           4,558,760
                                                                   ------------
NET ASSETS                                                         $149,002,083
                                                                   ============
CLASS A
Shares of beneficial interest, no par value,
   166,666,667 authorization (Net Assets $113,345,493)               10,446,541
Net asset value per share                                                $10.85
Offering price per share $10.85/(1-4.75%)                                $11.39

CLASS B
Shares of beneficial interest, no par value,
   166,666,667 authorization (Net Assets $26,754,498)                 2,471,891
Net asset value and offering price per share                             $10.82

CLASS C
Shares of beneficial interest, no par value,
   166,666,667 authorization (Net Assets $8,902,092)                    819,107
Net asset value and offering price per share                             $10.87

                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2003

INVESTMENT INCOME
Interest                                                            $12,067,108
Foreign taxes withheld                                                  (10,264)
                                                                    -----------
     Total investment income                                         12,056,844
                                                                    -----------
EXPENSES
Investment advisory fee                                                 818,984
Service fees, Class A                                                   281,307
Distribution and service fees, Class B                                  282,314
Distribution and service fees, Class C                                   81,519
Financial agent fee                                                     134,960
Transfer agent                                                          272,332
Printing                                                                 56,132
Custodian                                                                47,551
Professional                                                             45,485
Registration                                                             37,706
Trustees                                                                 32,885
Miscellaneous                                                            31,877
                                                                    -----------
     Total expenses                                                   2,123,052
     Custodian fees paid indirectly                                        (948)
                                                                    -----------
     Net expenses                                                     2,122,104
                                                                    -----------
NET INVESTMENT INCOME                                                 9,934,740
                                                                    -----------

NET REALIZED AND  UNREALIZED  GAIN (LOSS) ON  INVESTMENTS
Net realized  gain on securities                                     10,486,328
Net realized gain on swap agreements                                    275,155
Net realized loss on foreign currency transactions                     (405,720)
Net  change  in  unrealized appreciation (depreciation)
   on investments                                                     3,328,863
Net change in unrealized appreciation (depreciation) on
   swap agreements                                                      339,294
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                    (3,214)
                                                                    -----------
Net gain on investments                                              14,020,706
                                                                    -----------
Net increase in net assets resulting from operations                $23,955,446
                                                                    ===========

                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended          Year Ended
                                                                                               10/31/03            10/31/02
                                                                                             ------------        ------------
FROM OPERATIONS
   Net investment income (loss)                                                              $  9,934,740        $ 11,279,326
   Net realized gain (loss)                                                                    10,355,763         (14,212,434)
   Net change in unrealized appreciation (depreciation)                                         3,664,943          10,927,534
                                                                                             ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 23,955,446           7,994,426
                                                                                             ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                              (7,191,810)         (8,244,399)
   Net investment income, Class B                                                              (1,608,478)         (2,198,126)
   Net investment income, Class C                                                                (460,918)           (394,118)
   Tax return of capital, Class A                                                                      --            (127,846)
   Tax return of capital, Class B                                                                      --             (33,399)
   Tax return of capital, Class C                                                                      --              (5,988)
                                                                                             ------------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (9,261,206)        (11,003,876)
                                                                                             ------------        ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,803,527 and 1,578,833 shares, respectively)                18,845,854          15,754,567
   Net asset value of shares issued from reinvestment of distributions
     (426,105 and 508,905 shares, respectively)                                                 4,462,063           5,073,191
   Cost of shares repurchased (2,759,905 and 2,608,174 shares, respectively)                  (28,845,046)        (26,042,619)
                                                                                             ------------        ------------
Total                                                                                          (5,537,129)         (5,214,861)
                                                                                             ------------        ------------
CLASS B
   Proceeds from sales of shares (314,826 and 456,919 shares, respectively)                     3,279,702           4,537,720
   Net asset value of shares issued from reinvestment of distributions
     (88,318 and 125,361 shares, respectively)                                                    922,213           1,248,476
   Cost of shares repurchased (888,939 and 1,425,723 shares, respectively)                     (9,262,974)        (14,232,037)
                                                                                             ------------        ------------
Total                                                                                          (5,061,059)         (8,445,841)
                                                                                             ------------        ------------
Class C
   Proceeds from sales of shares (441,528 and 204,703 shares, respectively)                     4,583,352           2,047,218
   Net asset value of shares issued from reinvestment of distributions
     (27,187 and 22,128 shares, respectively)                                                     286,052             220,919
   Cost of shares repurchased (251,665 and 236,906 shares, respectively)                       (2,649,810)         (2,373,211)
                                                                                             ------------        ------------
Total                                                                                           2,219,594            (105,074)
                                                                                             ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                   (8,378,594)        (13,765,776)
                                                                                             ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                        6,315,646         (16,775,226)

NET ASSETS
   Beginning of period                                                                        142,686,437         159,461,663
                                                                                             ------------        ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND DISTRIBUTIONS
     IN EXCESS OF NET INVESTMENT INCOME OF $705,581 AND ($166,732), RESPECTIVELY]            $149,002,083        $142,686,437
                                                                                             ============        ============

                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS A
                                                               --------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                               --------------------------------------------------------
                                                                2003         2002(4)     2001         2000        1999
Net asset value, beginning of period                           $ 9.82       $10.03      $10.44       $10.85      $11.20
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                  0.73         0.75        0.85         0.95        0.96
   Net realized and unrealized gain (loss)                       0.97        (0.21)      (0.37)       (0.46)      (0.30)
                                                               ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                            1.70         0.54        0.48         0.49        0.66
                                                               ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         (0.67)       (0.74)      (0.86)       (0.90)      (1.01)
   Tax return of capital                                           --        (0.01)      (0.03)          --          --
                                                               ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                        (0.67)       (0.75)      (0.89)       (0.90)      (1.01)
                                                               ------       ------      ------       ------      ------
Change in net asset value                                        1.03        (0.21)      (0.41)       (0.41)      (0.35)
                                                               ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                 $10.85       $ 9.82      $10.03       $10.44      $10.85
                                                               ======       ======      ======       ======      ======

Total return(1)                                                 17.73%        5.52%       4.70%        4.49%       5.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $113,345     $107,782    $115,278     $109,356    $125,931

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                            1.24%(2)     1.26%(3)    1.27%(2)     1.22%(2)    1.14%(3)
   Net investment income                                         6.86%        7.42%       8.90%        8.99%       8.59%
Portfolio turnover                                                204%         156%        210%         168%        133%

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the years ended October 31, 2002 and 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.25% and 1.13%, respectively.
(4) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01, and increase the ratio of net investment income to average net assets from 7.33% to 7.42%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
Certain information disclosed in the Financial Highlights has been reclassified to conform with the current year presentation.

                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Fixed Income Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS B
                                                               --------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                               --------------------------------------------------------
                                                                2003         2002(4)     2001         2000        1999
Net asset value, beginning of period                           $ 9.80       $10.01      $10.42       $10.84      $11.18
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                  0.65         0.67        0.78         0.87        0.87
   Net realized and unrealized gain (loss)                       0.96        (0.21)      (0.37)       (0.47)      (0.29)
                                                               ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                            1.61         0.46        0.41         0.40        0.58
                                                               ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         (0.59)       (0.66)      (0.79)       (0.82)      (0.92)
   Tax return of capital                                           --        (0.01)      (0.03)          --          --
                                                               ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                        (0.59)       (0.67)      (0.82)       (0.82)      (0.92)
                                                               ------       ------      ------       ------      ------
Change in net asset value                                        1.02        (0.21)      (0.41)       (0.42)      (0.34)
                                                               ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                 $10.82       $ 9.80      $10.01       $10.42      $10.84
                                                               ======       ======      ======       ======      ======
Total return(1)                                                 16.84%        4.74%       3.94%        3.66%       5.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $26,754      $28,982     $38,037      $63,529     $92,725

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                            1.99%(2)     2.01%(3)    2.01%(2)     1.95%(2)    1.89%(3)
   Net investment income                                         6.10%        6.69%       8.21%        8.24%       7.83%
Portfolio turnover                                                204%         156%        210%         168%        133%

                                                                                         CLASS B
                                                               --------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                               --------------------------------------------------------
                                                                2003         2002(4)     2001         2000        1999
Net asset value, beginning of period                           $ 9.84       $10.04      $10.45       $10.87      $11.21
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                  0.66         0.68        0.77         0.86        0.88
   Net realized and unrealized gain (loss)                       0.96        (0.21)      (0.36)       (0.46)      (0.30)
                                                               ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                            1.62         0.47        0.41         0.40        0.58
                                                               ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         (0.59)       (0.66)      (0.79)       (0.82)      (0.92)
   Tax return of capital                                           --        (0.01)      (0.03)          --          --
                                                               ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                        (0.59)       (0.67)      (0.82)       (0.82)      (0.92)
                                                               ------       ------      ------       ------      ------
Change in net asset value                                        1.03        (0.20)      (0.41)       (0.42)      (0.34)
                                                               ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                 $10.87       $ 9.84      $10.04       $10.45      $10.87
                                                               ======       ======      ======       ======      ======
Total return(1)                                                 16.99%        4.71%       3.92%        3.65%       5.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $8,902       $5,922      $6,147       $6,195      $7,145

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                            2.00%(3)     2.01%(3)    2.02%(2)     1.97%(2)    1.89%(3)
   Net investment income                                         6.11%        6.66%       8.18%        8.23%       7.83%
Portfolio turnover                                                204%         156%        210%         168%        133%

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the years ended October 31, 2003, 2002 and 1999, the ratios of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would be 1.99%, 2.00% and 1.88%, respectfully.
(4) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01 for class B and class C, decrease net realized and unrealized gains and losses per share by $0.01 for class B and class C, and increase the ratio of net investment income to average net assets from 6.61% to 6.69% for class B and from 6.57% to 6.66% for class C, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
Certain information disclosed in the Financial Highlights has been reclassified to conform with the current year presentation.

                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                         INVESTMENTS AT OCTOBER 31, 2003


                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
AGENCY MORTGAGE-BACKED SECURITIES--5.3%

Fannie Mae 5%, 8/25/12...............     Aaa           $3,000     $ 3,088,759
Fannie Mae 5.50%, 1/1/17.............     Aaa            2,931       3,018,649
Fannie Mae 6%, 5/1/17................     Aaa              957         995,157
Fannie Mae 5.50%, 8/1/17.............     Aaa              919         946,997
Fannie Mae 4.50%, 4/1/18.............     Aaa            3,334       3,332,730
Fannie Mae 5%, 4/1/18................     Aaa            4,179       4,248,345
Fannie Mae 6%, 12/1/32...............     Aaa            1,192       1,224,399
Fannie Mae 5.50%, 2/1/33.............     Aaa            2,724       2,750,523
GNMA 6.50%, '31-'32..................     Aaa            4,023       4,215,424
- ------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $23,657,434)                                       23,820,983
- ------------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--1.8%

Fannie Mae 3.25%, 8/15/08............     Aaa            3,000       2,963,133
Fannie Mae 5.25%, 1/15/09............     Aaa            4,600       4,933,413
- ------------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $7,907,597)                                         7,896,546
- ------------------------------------------------------------------------------

MUNICIPAL BONDS--2.8%

CALIFORNIA--1.4%
Fresno County Pension Obligation
Taxable 6.06%, 8/15/09...............     Aaa            1,415       1,583,286

San Bernardino County Financing
Authority Pension Obligation Revenue
Taxable 6.87%, 8/1/08................     Aaa              250         284,255

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
Sonoma County Pension Obligation
Revenue Taxable Series A 2.43%,
12/1/06..............................     Aaa           $2,615     $ 2,597,349

Ventura County Pension Obligation
Taxable 6.58%, 11/1/06...............     Aaa            1,750       1,947,977
                                                                   -----------
                                                                     6,412,867
                                                                   -----------

DISTRICT OF COLUMBIA--0.1%
American National Red Cross Revenue
Taxable Series A 6.88%, 11/15/04.....     Aaa              350         369,355

FLORIDA--0.3%
Water-Sewer District Collier County
Revenue Taxable Series A 2.625%,
7/1/07...............................     Aaa            1,325       1,312,877

MAINE--0.1%
Lewiston Pension Obligation Taxable
5%, 12/15/06.........................     Aaa              500         535,780

NEW JERSEY--0.3%
New Jersey Sports & Exposition
Authority Revenue Taxable Series D
6.50%, 3/1/08........................     Aaa            1,000       1,108,720

PENNSYLVANIA--0.2%
Philadelphia Authority for Industrial
Development Pension Funding
Retirement Systems Revenue Taxable
Series A 5.69%, 4/15/07..............     Aaa            1,000       1,081,260


                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
SOUTH DAKOTA--0.0%
Educational Enhancemment Funding
Corp. Revenue Taxable Series A 6.72%,
6/1/25...............................     Baa           $  171     $   162,155

TEXAS--0.2%
Texas Veterans General Obligation
Taxable Series A 7.625%, 12/1/06.....      Aa              695         794,364

WASHINGTON--0.2%
Washington State General Obligation
Taxable Series T 5%, 7/1/08..........      Aa            1,000       1,055,080
- ------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $12,727,137)                                       12,832,458
- ------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--7.0%

AmeriCredit Automobile Receivables
Trust 02-1, E 8.40%, 8/6/09..........      Ba              159         151,524

Capital One Master Trust 01-5, A
5.30%, 6/15/09.......................     Aaa            1,000       1,064,763

CNH Equipment Trust 03-A, A4B
2.57%, 9/15/09(d)....................     Aaa            3,000       2,937,429

DLJ Mortgage Acceptance Corp.
96-CF2, A2 7.28%, 8/12/06............    AAA+(c)         2,000       2,189,671

DLJ Mortgage Acceptance Corp.
97-CF2, B2TB 6.99%, 2/15/05..........     Baa              351         355,518

Ikon Receivables LLC 03-1, A4 3.27%,
7/15/11..............................     Aaa            3,250       3,282,794

Irwin Home Equity 01-2, 2A4 5.68%,
12/25/07.............................     Aaa            1,445       1,452,663

Litigation Settlement Monetized Fee
Trust 02-5A 144A 6%, 10/25/32(b).....     Aa               806         722,126

Morgan Stanley ABS Capital I 03-NC8N
7.60%, 9/25/33.......................    A-(c)           2,333       2,332,711

Option One Mortgage Securities Corp.
03-5 6.90%, 7/26/33(d)...............   BBB+(c)          3,002       3,001,804

Residential Asset Mortgage Products,
Inc. 03-RS5, AI3 2.59%, 10/25/28.....     Aaa            4,000       3,931,264

Residential Asset Mortgage Products,
Inc. 03-RS6, AI2 2.39%, 11/25/24.....     Aaa            1,000         992,812

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
Residential Asset Mortgage Products,
Inc. 03-RZ1, AI3 3.49%, 8/25/29......    AAA(c)      $   2,000     $ 2,023,056

Saxon Asset Securitization Trust 98-2,
MF1 6.69%, 12/25/27..................     Aa               850         853,088

Saxon Asset Securitization Trust 03-1,
AF3 2.92%, 6/25/33...................     Aaa            2,500       2,482,422

Seneca Funding I Ltd. 1A, A 3.89%,
5/31/29(d)...........................     Aa             4,000       3,880,000
- ------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $31,880,313)                                       31,653,645
- ------------------------------------------------------------------------------

CORPORATE BONDS--42.3%

AGRICULTURAL PRODUCTS--0.1%
Corn Products International, Inc. 8.25%,
7/15/07..............................      Ba              500         552,500

ALUMINUM--0.2%
Alcoa, Inc. 4.25%, 8/15/07...........       A            1,000       1,039,437

ASSET MANAGEMENT & CUSTODY BANKS--0.2%
Janus Capital Group, Inc. 7%, 11/1/06     Baa              500         547,299

Janus Capital Group, Inc. 7.75%,
6/15/09..............................     Baa              250         278,092
                                                                   -----------
                                                                       825,391
                                                                   -----------

AUTO PARTS & EQUIPMENT--1.3%
American Axle & Manufacturing, Inc.
9.75%, 3/1/09........................      Ba            1,500       1,608,750

Delphi Corp. 6.55%, 6/15/06..........     Baa            3,000       3,196,644
Lear Corp. Series B 7.96%, 5/15/05...      Ba            1,000       1,080,000
                                                                   -----------
                                                                     5,885,394
                                                                   -----------

AUTOMOBILE MANUFACTURERS--0.3%
DaimlerChrysler NA Holding Corp.
6.40%, 5/15/06.......................       A              500         534,495

DaimlerChrysler NA Holding Corp.
4.75%, 1/15/08.......................       A            1,000         999,181
                                                                   -----------
                                                                     1,533,676
                                                                   -----------

BROADCASTING & CABLE TV--2.2%
Clear Channel Communications, Inc.
6%, 11/1/06..........................     Baa            1,000       1,081,400


                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
Comcast Cable Communications, Inc.
8.375%, 5/1/07.......................     Baa           $1,000     $ 1,155,845

Comcast Cable Communications, Inc.
6.20%, 11/15/08(j)...................     Baa            2,000       2,179,858

Cox Communications, Inc. 3.875%,
10/1/08..............................     Baa            1,000         993,557

Echostar DBS Corp. 144A 4.41%,
10/1/08(b)(d)........................     Ba             1,500       1,548,750

Liberty Media Corp. 3.50%, 9/25/06...     Baa            3,000       2,962,749
                                                                   -----------
                                                                     9,922,159
                                                                   -----------

BUILDING PRODUCTS--0.3%
Masco Corp. 4.625%, 8/15/07..........     Baa            1,125       1,166,565

CASINOS & GAMING--1.5%
GTECH Holdings Corp. 144A 4.75%,
10/15/10(b)(d).......................     Baa            1,000       1,004,768

Harrah's Operating Co., Inc. 7.875%,
12/15/05.............................      Ba            1,000       1,083,750

Harrah's Operating Co., Inc. 7.125%,
6/1/07...............................     Baa              500         552,755

MGM Mirage, Inc. 6.75%, 8/1/07.......      Ba            1,500       1,588,125
MGM Mirage, Inc. 8.50%, 9/15/10......      Ba              280         318,850

Mohegan Tribal Gaming Authority
8.125%, 1/1/06 ......................      Ba              490         534,712

Mohegan Tribal Gaming Authority 144A
6.375%, 7/15/09(b)...................      Ba            1,500       1,543,125
                                                                   -----------
                                                                     6,626,085
                                                                   -----------

COMMERCIAL PRINTING--0.1%
Donnelley (R.R.) & Sons 5%, 11/15/06        A              500         515,845

COMMODITY CHEMICALS--0.3%
Millennium America, Inc. 7%, 11/15/06      Ba            1,500       1,481,250

COMMUNICATIONS EQUIPMENT--0.3%
DIRECTV Holdings LLC 8.375%, 3/15/13        B            1,250       1,412,500

COMPUTER HARDWARE--0.5%
Hewlett-Packard Co. 3.625%, 3/15/08..       A            2,000       1,995,538

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.2%
AGCO Corp. 8.50%, 3/15/06............       B              875         879,375

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
CONSUMER FINANCE--4.3%
Capital One Financial 8.75%, 2/1/07(j)    Baa           $2,000     $ 2,239,288

Caterpillar Financial Services Corp.
2.50%, 10/3/06.......................       A            2,000       1,985,968

Ford Motor Credit Co. 6.50%, 1/25/07.       A            2,500       2,579,472

General Electric Capital Corp. 2.75%,
9/25/06..............................     Aaa              500         500,142

General Electric Capital Corp. Series A
5%, 6/15/07..........................     Aaa            2,000       2,120,306

General Motors Acceptance Corp.
6.125%, 2/1/07.......................       A            1,000       1,050,081

General Motors Acceptance Corp.
6.125%, 8/28/07......................       A            1,500       1,580,168

Household Finance Corp. 4.625%,
1/15/08..............................       A            2,000       2,072,714

John Deere Capital Corp. 3.90%,
1/15/08..............................       A            2,500       2,531,133

MBNA Corp. 4.625%, 9/15/08...........     Baa            2,300       2,389,323

Southern Capital Corp. 144A 5.70%,
6/30/22(b)...........................     Aaa              446         468,531
                                                                   -----------
                                                                    19,517,126
                                                                   -----------

DATA PROCESSING & OUTSOURCED SERVICES--0.3%
First Data Corp. 4.70%, 11/1/06......       A            1,250       1,320,172

DIVERSIFIED COMMERCIAL SERVICES--1.3%
Harvard University 8.125%, 4/15/07...     Aaa            1,000       1,168,290

International Lease Finance Corp.
5.625%, 6/1/07.......................       A            1,500       1,613,755

United Rentals North America, Inc.
144A 7.75%, 11/15/13(b)..............       B            2,000       2,005,000

United Rentals, Inc. Series B 9.50%,
6/1/08...............................       B            1,000       1,057,500
                                                                   -----------
                                                                     5,844,545
                                                                   -----------

DIVERSIFIED METALS & MINING--0.4%
Freeport-McMoRan Copper & Gold, Inc.
10.125%, 2/1/10......................       B            1,500       1,717,500


                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
ELECTRIC UTILITIES--2.9%
Centerpoint Energy 144A 6.85%,
6/1/15(b)(j).........................      Ba           $1,000     $ 1,007,868

Commonwealth Edison 4.74%, 8/15/10...       A            1,000       1,016,230

Consumers Energy Co. 144A 4.80%,
2/17/09(b)...........................     Baa            2,000       2,035,380

Entergy Gulf States, Inc. 144A 3.60%,
6/1/08(b)............................     Baa            3,500       3,350,606

Public Service Co. of Colorado 4.375%,
10/1/08..............................     Baa            1,800       1,846,640

Public Service New Mexico 4.40%,
9/15/08..............................     Baa              700         706,069

TXU Corp. Series J 6.375%, 6/15/06...      Ba            2,800       2,968,000
                                                                   -----------
                                                                    12,930,793
                                                                   -----------

ENVIRONMENTAL SERVICES--1.0%
Allied Waste North America Series B
7.375%, 1/1/04.......................      Ba            1,500       1,511,250

Allied Waste North America Series B
7.875%, 1/1/09.......................      Ba            1,000       1,050,000

USA Waste Services, Inc. 7.125%,
10/1/07..............................     Baa            1,500       1,682,450
                                                                   -----------
                                                                     4,243,700
                                                                   -----------

FERTILIZERS & AGRICULTURAL CHEMICALS--0.2%
IMC Global, Inc. 144A 10.875%,
8/1/13(b)............................       B            1,000       1,037,500

FOOD RETAIL--0.7%
Safeway, Inc. 4.125%, 11/1/08........     Baa            2,000       1,993,204
Safeway, Inc. 6.50%, 11/15/08........     Baa            1,000       1,102,826
                                                                   -----------
                                                                     3,096,030
                                                                   -----------

HEALTH CARE DISTRIBUTORS--0.5%
AmerisourceBergen Corp. 8.125%,
9/1/08...............................      Ba              750         817,500

Bergen Brunswig Corp. 7.25%, 6/1/05..     BB(c)          1,500       1,573,125
                                                                   -----------
                                                                     2,390,625
                                                                   -----------

HEALTH CARE FACILITIES--2.1%
HCA, Inc. 5.25%, 11/6/08.............      Ba            1,000         997,090
IASIS Healthcare Corp. 13%, 10/15/09        B            1,900       2,142,250

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
Select Medical Corp. 144A 7.50%,
8/1/13(b)............................       B           $1,000     $ 1,030,000

Service Corp. International 6%,
12/15/05.............................       B              300         303,750

Service Corp. International 7.20%,
6/1/06...............................      Ba            1,900       1,942,750

Tenet Healthcare Corp. 5.375%,
11/15/06.............................      Ba            3,000       2,895,000
                                                                   -----------
                                                                     9,310,840
                                                                   -----------

HEALTH CARE SERVICES--0.6%
Laboratory Corp. of America Holdings
5.50%, 2/1/13........................     Baa            1,000       1,023,911

Medco Health Solutions. 7.25%,
8/15/13..............................      Ba            1,000       1,063,918

Quest Diagnostic, Inc. 6.75%, 7/12/06     Baa              500         548,584
                                                                   -----------
                                                                     2,636,413
                                                                   -----------

HOMEBUILDING--1.2%
Horton (D.R.), Inc. 8.375%, 6/15/04..      Ba            1,500       1,552,500
Horton (D.R.), Inc. 9.375%, 3/15/11..      Ba            1,500       1,657,500
Ryland Group, Inc. (The) 8%, 8/15/06.      Ba            1,870       2,057,000
                                                                   -----------
                                                                     5,267,000
                                                                   -----------

HOTELS, RESORTS & CRUISE LINES--0.5%
Hilton Hotels Corp. 7.625%, 5/15/08..      Ba            2,000       2,202,500

HOUSEHOLD APPLIANCES--0.2%
Stanley Works (The) 3.50%, 11/1/07...       A            1,000       1,002,956

INDUSTRIAL CONGLOMERATES--0.4%
Tyco International Ltd. 6.375%,
2/15/06..............................      Ba            1,750       1,852,813

INTEGRATED OIL & GAS--0.9%
ChevronTexaco Capital Co. 3.50%,
9/17/07(j)...........................      Aa            1,000       1,013,007

ChevronTexaco Capital Co. 3.375%,
2/15/08(j)...........................      Aa            2,000       2,001,636

Conoco Funding Co. 5.45%, 10/15/06...       A            1,000       1,075,434
                                                                   -----------
                                                                     4,090,077
                                                                   -----------

INTEGRATED TELECOMMUNICATION SERVICES--2.3%
AT&T Corp. 7%, 11/15/06(d)(j)........     Baa            2,800       3,100,748


                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
AT&T Wireless Services, Inc. 7.35%,
3/1/06 ..............................     Baa            $ 250     $   274,298

AT&T Wireless Services, Inc. 7.50%,
5/1/07(j)............................     Baa            2,400       2,692,006

New York Telephone 7%, 8/15/25.......       A              300         303,130
Sprint Capital Corp. 7.90%, 3/15/05..     Baa            2,000       2,142,486

Verizon Global Funding Corp. 4%,
1/15/08..............................       A            1,750       1,772,391
                                                                   -----------
                                                                    10,285,059
                                                                   -----------

INVESTMENT BANKING & BROKERAGE--1.0%
Goldman Sachs Group, Inc. 2.85%,
10/27/06.............................      Aa            1,750       1,745,025

Lehman Brothers Holdings, Inc. 4%,
1/22/08..............................       A            1,500       1,521,813

Merrill Lynch & Co., Inc. Series MTNB
3.375%, 9/14/07......................      Aa            1,250       1,255,271
                                                                   -----------
                                                                     4,522,109
                                                                   -----------

LIFE & HEALTH INSURANCE--0.3%
Met Life Global Funding I 144A 2.60%,
6/19/08(b)(d)........................      Aa            1,500       1,427,400

MANAGED HEALTH CARE--0.7%
Cigna Corp. 7.40%, 5/15/07(j)........     Baa            2,000       2,209,944

Coventry Health Care, Inc. 8.125%,
2/15/12..............................      Ba            1,000       1,090,000
                                                                   -----------
                                                                     3,299,944
                                                                   -----------

MOVIES & ENTERTAINMENT--0.7%
Time Warner, Inc. 6.125%, 4/15/06....     Baa            1,000       1,075,604
Time Warner, Inc. 6.15%, 5/1/07(j)...     Baa            2,000       2,174,216
                                                                   -----------
                                                                     3,249,820
                                                                   -----------

MULTI-LINE INSURANCE--0.5%
ASIF Global Financing XXIII 144A
3.90%, 10/22/08(b)(d)................     Aaa            2,000       2,003,450

MULTI-UTILITIES & UNREGULATED POWER--0.2%
Calpine Corp. 8.25%, 8/15/05.........       B            1,000         905,000

OFFICE SERVICES & SUPPLIES--0.1%
Williams Scotsman, Inc. 144A 10%,
8/15/08(b)...........................       B              500         535,000

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
OIL & GAS EXPLORATION & PRODUCTION--2.0%
Chesapeake Energy Corp. 8.375%,
11/1/08..............................      Ba           $1,750     $ 1,925,000

Denbury Resources, Inc. 7.50%, 4/1/13       B            2,500       2,593,750

Magnum Hunter Resources, Inc. 9.60%,
3/15/12..............................       B              450         504,000

Ocean Energy, Inc. 4.375%, 10/1/07...     Baa            1,000       1,028,825

Pemex Project Funding Master Trust
6.125%, 8/15/08......................     Baa            1,000       1,051,000

Pemex Project Funding Master Trust
6.625%, 4/4/10.......................     Baa              500(g)      605,971

XTO Energy, Inc. 7.50%, 4/15/12......      Ba            1,240       1,395,000
                                                                   -----------
                                                                     9,103,546
                                                                   -----------

OIL & GAS REFINING, MARKETING & TRANSPORTATION--1.4%
GulfTerra Energy Partners LP Series B
8.50%, 6/1/10........................       B            1,250       1,368,750

Premcor Refining Group, Inc. (The)
9.25%, 2/1/10........................      Ba            2,000       2,240,000

Tesoro Petroleum Corp. 8%, 4/15/08...      Ba              750         798,750
Valero Energy Corp. 6.125%, 4/15/07..     Baa            1,700       1,859,732
                                                                   -----------
                                                                     6,267,232
                                                                   -----------

Other Diversified Financial Services--0.8%
Citigroup, Inc. 3.50%, 2/1/08........      Aa            2,000       1,998,474

Principal Life Global Funding I 4.40%,
10/1/10..............................      Aa            1,500       1,495,880
                                                                   -----------
                                                                     3,494,354
                                                                   -----------

PACKAGED FOODS & MEATS--0.1%
Campbell Soup Co. 5.50%, 3/15/07.....       A              500         540,699

PAPER PACKAGING--0.8%
Packaging Corp. of America Series 144A
4.375%, 8/1/08(b)....................      Ba            3,000       2,977,623

Smurfit - Stone Container Corp. 8.25%,
10/1/12..............................       B              350         369,250
                                                                   -----------
                                                                     3,346,873
                                                                   -----------

PAPER PRODUCTS--0.4%
International Paper Co., 3.80%, 4/1/08    Baa            2,000       1,984,728


                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
PHOTOGRAPHIC PRODUCTS--0.4%
Eastman Kodak Co. Series MTNA
3.625%, 5/15/08......................     Baa           $2,000      $1,856,010

PROPERTY & CASUALTY INSURANCE--0.7%
Berkley (WR) Corp. 5.125%, 9/30/10...     Baa            1,000       1,007,568

Berkshire Hathaway, Inc. 144A 3.375%,
10/15/08(b)..........................     Aaa            2,000       1,975,564
                                                                   -----------
                                                                     2,983,132
                                                                   -----------

PUBLISHING & PRINTING--0.6%
Dex Media West  LLC / Dex Media
Finance Co. 144A 8.50%, 8/15/10(b)...       B            2,400       2,610,000

REGIONAL BANKS--0.8%
PNC Funding Corp. 5.75%, 8/1/06......       A              400         430,171

Popular North America, Inc. 3.875%,
10/1/08..............................       A            1,000         992,145

Suntrust Bank 2.50%, 5/4/06..........     AA-(c)         2,000       2,000,000
                                                                   -----------
                                                                     3,422,316
                                                                   -----------

RESTAURANTS--0.5%
Yum Brands, Inc. 7.65%, 5/15/08......      Ba            2,000       2,250,000

SOFT DRINKS--0.2%
Coca Cola Enterprises, Inc. 4.375%,
9/15/09..............................       A            1,000       1,016,235

SPECIALIZED FINANCE--0.8%
CIT Group Inc. 5.50%, 11/30/07(j)....       A            2,500       2,672,910
CIT Group, Inc. 3.875%, 11/3/08......       A            1,000         991,854
                                                                   -----------
                                                                     3,664,764
                                                                   -----------

SPECIALTY STORES--0.9%
AutoNation, Inc. 9%, 8/1/08..........      Ba              800         916,000
Toys "R" Us 6.875%, 8/1/06...........     Baa            2,750       2,966,970
                                                                   -----------
                                                                     3,882,970
                                                                   -----------

THRIFTS & MORTGAGE FINANCE--0.2%
Golden West Financial Corp. 4.125%,
8/15/07..............................       A            1,000       1,030,349

TOBACCO--0.3%
Altria Group, Inc. 5.625%, 11/4/08...     Baa            1,500       1,496,445

TRADING COMPANIES & DISTRIBUTORS--0.1%
TD Funding Corp. 144A 8.375%,
7/15/11(b) ..........................       B              500         533,750

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
ACC Escrow Corp. 144A 10%, 8/1/11(b).       B           $1,000     $ 1,090,000

Nextel Communications, Inc. 6.875%,
10/31/13.............................       B            1,000       1,018,750
                                                                   -----------
                                                                     2,108,750
                                                                   -----------
- ------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $185,806,011)                                     190,116,240
- ------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--13.0%

Advanta Mortgage Loan Trust 00-2, A3
7.76%, 5/25/18.......................     Aaa              156         156,205

American Business Financial Services
02-2, A3 4.76%, 6/15/21..............     Aaa            1,000       1,007,372

Amortizing Residential Collateral Net
Interest Margin Trust 02-9A, A 7.75%,
12/27/32.............................     Baa              640         634,585

Amortizing Residential Collateral Trust
02-BC4N, B2 7.75%, 7/25/32...........     Baa              262         258,238

AQ Finance NIM Trust 03-N9A, 7.385%,
10/25/33.............................     BBB(c)         1,605       1,604,555

Bank of America Mortgage Securities
99-7, A24 6.50%, 7/25/29.............     Aaa            1,311       1,309,800

Bank of America Mortgage Securities
01-9, 1B4 6.75%, 9/25/31.............     AAA(c)         1,652       1,650,051

Bank of America Mortgage Securities
03-C, 1A1 3.334%, 4/25/33............     Aaa            2,880       2,899,444

Bear Stearns Structured Products, Inc.
03-2, A P.O. 0%, 6/25/29.............     Baa            2,026       1,857,558

Chase Mortgage Finance Corp. 99-S5,
A5 6.50%, 5/25/29....................     Aaa              123         122,467

Commercial Mortgage Acceptance Corp.
99-C1, A2 7.03%, 6/15/31.............     Aaa              300         340,758

Commercial Resecuritization Trust
01-ABC2, A1 7.17%, 2/21/13...........     Aaa            2,250       2,418,750

Criimi Mae Trust I 96-C1, A2 7.56%,
6/30/33..............................    A+(c)              31          31,409


                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
CS First Boston Mortgage Securities
Corp. 97-C2, A3 6.55%, 11/17/07......     Aaa           $3,000      $3,314,406

CS First Boston Mortgage Securities
Corp. 01-CK1, A2 6.25%, 10/18/09.....     Aaa              475         520,031

DLJ Commercial Mortgage Corp.
98-CF2, A1B 6.24%, 11/12/31..........     Aaa              400         440,404

First Plus Home Loan Trust 97-3, M2
7.52%, 11/10/23......................     A(c)             302         301,614

First Union Residential Securitization
Trust 98-A, SA4 7%, 4/25/25..........    AAA(c)            601         600,168

GMAC Commercial Mortgage Securities,
Inc. 97-C2, A3 6.566%, 11/15/07......     Aaa            3,000       3,284,955

GMAC Mortgage Corp. Loan Trust
02-J6, A17 6.25%, 10/25/32...........     Aaa            3,000       3,098,534

GMAC Mortgage Corp. Loan Trust
03-HE2, A2 3.14%, 6/25/25............     Aaa            2,500       2,518,394

Home Equity Asset Trust 02-5N, A 8%,
6/27/33..............................    BBB(c)          1,598       1,565,758

J. E. Robert Co., Inc. 02-1A, I 5.34%,
12/10/06.............................    BBB-(c)           638         637,709

J.P. Morgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3
6.26%, 3/15/33.......................    AAA(c)            500         549,145

Master Alternative Loan Trust 02-3, M2
5.727%, 12/25/32.....................      A             3,500       3,508,750

Master Resecuritization Trust 03-1 5%,
3/28/31..............................     Baa            2,687       2,653,725

Merrill Lynch Mortgage Investors, Inc.
95-C3, A3 7.117%, 12/26/25(d)........    AAA(c)            498         510,601

Merrill Lynch Mortgage Investors, Inc.
95-C3, B 7.177%, 12/26/25(d).........    AAA(c)          1,250       1,323,674

Merrill Lynch Mortgage Investors, Inc.
96-C1, C 7.42%, 4/25/28..............     AA(c)          2,000       2,178,709

Norwest Asset Securities Corp. 99-4,
A5 6.50%, 3/26/29....................    AAA(c)            386         385,245

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
PNC Mortgage Acceptance Corp. 00-C2,
A2 7.30%, 9/12/10....................     Aaa           $  250     $   289,109

Residential Funding Mortgage Securities
I 93-S23, M3 6.50%, 6/25/08..........    AAA(c)            131         133,208

Residential Funding Mortgage Securities
I 93-S29, M3 7%, 8/25/08.............    AAA(c)             83          82,894

Residential Funding Mortgage Securities
I 96-S8, A4 6.75%, 3/25/11...........    AAA(c)             30          29,945

Sasco Net Interest Margin Trust
03-18XS, A 7.50%, 5/28/33............      A             3,134       3,122,116

Sasco Net Interest Margin Trust
03-25XS, A 7.25%, 6/25/33............      A             1,737       1,729,663

Sasco Net Interest Margin Trust
03-28XS 7.50%, 9/28/33...............      A             3,680       3,671,099

Sasco Net Interest Margin Trust
03-BC1, A 9%, 5/27/33................    BBB-(c)         1,845       1,843,663

Starwood Commercial Mortgage Trust
99-C1A, A1 6.60%, 2/3/14.............     Aaa            1,524       1,643,873

Summit Mortgage Trust 00-1, B3
6.079%, 12/28/12(d)(l)...............    A-(c)              83          82,877

Vanderbilt Mortgage Finance 02-C,
A4 6.57%, 8/7/24.....................     Aaa            1,360       1,380,922

Washington Mutual 00-1, M3 2.87%,
1/25/40(d)...........................     Baa            2,550       2,570,913
- ------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $58,463,541)                                       58,263,296
- ------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--16.1%

AUSTRIA--1.0%
Republic of Austria Series EMTN
5.50%, 10/20/07......................     Aaa            3,500(g)    4,376,475

BRAZIL--1.6%
Federative Republic of Brazil 10%,
1/16/07..............................      B             1,350       1,462,725

Federative Republic of Brazil 11.50%,
3/12/08..............................      B               500         560,000

Federative Republic of Brazil 10%,
8/7/11...............................      B               500         512,500


                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
Federative Republic of Brazil DCB-L
2.063%, 4/15/12(d)...................      B        $    2,000      $1,692,500

Federative Republic of Brazil PIK
Interest Capitalization 8%, 4/15/14..      B             3,079       2,883,239
                                                                    ----------
                                                                     7,110,964
                                                                    ----------

BULGARIA--0.6%
Republic of Bulgaria 144A 8.25%,
1/15/15(b)...........................      Ba            1,275       1,456,687

Republic of Bulgaria RegS 8.25%,
1/15/15..............................      Ba              225         257,063

Republic of Bulgaria Series IAB PDI
1.938%, 7/28/11(d)...................      Ba              950         928,031
                                                                    ----------
                                                                     2,641,781
                                                                    ----------

CANADA--0.7%
Province of Ontario 3.125%, 5/2/08...      Aa            1,000         987,606
Province of Ontario 5.50%, 10/1/08...      Aa            2,000       2,160,356
                                                                    ----------
                                                                     3,147,962
                                                                    ----------

CHILE--0.5%
Republic of Chile 5.625%, 7/23/07....     Baa            1,250       1,335,625
Republic of Chile 5.50%, 1/15/13.....     Baa            1,000       1,023,300
                                                                    ----------
                                                                     2,358,925
                                                                    ----------

COLOMBIA--1.1%
Republic of Colombia 11.375%, 1/31/08      Ba            2,150(g)    2,768,138
Republic of Colombia 8.625%, 4/1/08..     Baa            1,500       1,582,500
Republic of Colombia 10%, 1/23/12....      Ba              500         527,500
                                                                    ----------
                                                                     4,878,138
                                                                    ----------

COSTA RICA--0.2%
Republic of Costa Rica 144A 6.914%,
1/31/08(b)...........................      Ba            1,000       1,085,000

CROATIA--0.3%
Croatia 7%, 3/28/05..................     Baa            1,250(g)    1,526,497

HUNGARY--0.3%
Republic of Hungary 8.50%, 11/24/03..      A           300,000(i)    1,339,790

LITHUANIA--0.2%
Republic of Lithuania 4.50%, 3/5/13..     Baa              725(g)      827,666

MEXICO--1.4%
United Mexican States 4.625%, 10/8/08     Baa            4,500       4,511,250
United Mexican States 7.50%, 1/14/12.     Baa            1,750       1,955,625
                                                                    ----------
                                                                     6,466,875
                                                                    ----------

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
NEW ZEALAND--1.7%
Government of New Zealand Series 205
6.50%, 2/15/05.......................     Aaa           $7,000(h)  $ 4,350,848

Government of New Zealand Series 404
8%, 4/15/04..........................     Aaa            5,000(h)    3,109,869
                                                                   -----------
                                                                     7,460,717
                                                                   -----------

PANAMA--1.1%
Republic of Panama 8.25%, 4/22/08....      Ba            2,500       2,781,250

Republic of Panama PDI 1.938%,
7/17/16(d)...........................      Ba            2,291       2,004,503
                                                                   -----------
                                                                     4,785,753
                                                                   -----------

PERU--0.8%
Republic of Peru 9.125%, 1/15/08.....      Ba            3,000       3,535,500

PHILIPPINES--0.6%
Republic of the Philippines 8.875%,
4/15/08..............................      Ba              750         819,375

Republic of the Philippines 8.375%,
3/12/09..............................      Ba            1,650       1,724,250
                                                                   -----------
                                                                     2,543,625
                                                                   -----------

RUSSIA--1.7%
Ministry Finance of Russia Series V
3%, 5/14/08..........................      Ba            1,500       1,327,500

Ministry Finance of Russia Series VI
3%, 5/14/06..........................      Ba            4,500       4,331,250

Russian Federation RegS 10%, 6/26/07      Baa            1,750       2,065,000
                                                                   -----------
                                                                     7,723,750
                                                                   -----------

SOUTH AFRICA--0.4%
Republic of South Africa 5.25%,
5/16/13..............................     Baa              500(g)      554,747

Republic of South Africa Series R153
13%, 8/31/10.........................      A             7,500(e)    1,309,602
                                                                   -----------
                                                                     1,864,349
                                                                   -----------

TURKEY--0.9%
Republic of Turkey 10.50%, 1/13/08...      B             2,500       2,875,000
Republic of Turkey 11.75%, 6/15/10...      B             1,000       1,217,500
                                                                   -----------
                                                                     4,092,500
                                                                   -----------


                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
UKRAINE--0.5%
Government of Ukraine RegS 11%,
3/15/07..............................      B            $1,960      $2,170,722

VENEZUELA--0.5%
Republic of Venezuela 5.375%, 8/7/10      Caa            3,000       2,231,736
- ------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $70,247,262)                                       72,168,725
- ------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--7.7%

BERMUDA--0.5%
Oil Insurance Ltd. 144A 5.15%,
8/15/33(b)...........................      A             2,300       2,315,126

BRAZIL--0.9%
Petrobras International Finance Co.
9.125%, 7/2/13.......................      Ba            1,900       1,985,500

Vale Overseas Ltd. 8.625%, 3/8/07         Baa            1,000       1,087,500
Vale Overseas Ltd. 144A 9%, 8/15/13(b)     Ba            1,000       1,060,000
                                                                   -----------
                                                                     4,133,000
                                                                   -----------

CANADA--1.1%
Abitibi-Consolidated, Inc. 6.95%,
12/15/06.............................      Ba            1,300       1,341,296

Methanex Corp. 7.75%, 8/15/05........      Ba              500         528,750
Rogers Cantel, Inc. 8.30%, 10/1/07...      Ba            2,000       2,070,000
Thomson Corp. (The) 4.25%, 8/15/09...      A             1,000       1,001,775
                                                                   -----------
                                                                     4,941,821
                                                                   -----------

FRANCE--0.2%
Vivendi Universal SA 144A 6.25%,
7/15/08(b)...........................      B             1,000       1,050,000

GERMANY--0.9%
Deutsche Telekom International Finance
BV 8.25%, 6/15/05(d).................     Baa              500         546,285

Deutsche Telekom International Finance
BV 3.875%, 7/22/08...................     Baa            1,000         996,884

European Investment Bank Series MTN
6%, 7/15/05..........................     Aaa            3,500(f)    2,506,213
                                                                   -----------
                                                                     4,049,382
                                                                   -----------
INDONESIA--0.1%
MEI Euro Finance Ltd. 144A 8.75%,
5/22/10(b)...........................      B               500         507,500

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)         VALUE
                                       -----------    ---------    -----------
IRELAND--0.3%
Smurfit Capital Funding plc 6.75%,
11/20/05.............................      Ba           $1,500     $ 1,545,000

ITALY--0.5%
Telecom Italia Capital 144A 4%,
11/15/08(b)..........................     Baa            2,000       1,997,544

KAZAKHSTAN--1.1%
Kazkommerts International BV 144A
10.125%, 5/8/07(b)...................     Baa              750         828,750

Kazkommerts International BV 144A
8.50%, 4/16/13(b)....................     Baa            1,000         995,000

Kazkommerts International BV RegS
10.125%, 5/8/07......................     Baa            1,250       1,381,250

TuranAlem Finance BV 144A 7.875%,
6/2/10(b)............................     Baa            1,500       1,470,000
                                                                   -----------
                                                                     4,675,000
                                                                   -----------

MEXICO--0.1%
Grupo Televisa SA 8.625%, 8/8/05.....     Baa              500         552,500

PHILIPPINES--0.2%
Philippine Long Distance Telephone Co.
7.85%, 3/6/07........................      Ba            1,000       1,012,500

POLAND--0.1%
TPSA Finance BV 144A 7.125%,
12/10/03(b)..........................     Baa              500         501,250

SOUTH KOREA--0.6%
Korea Development Bank 4.25%,
11/13/07.............................      A             1,000       1,013,276

Korea Electric Power 144A 4.25%,
9/12/07(b)...........................      A             1,500       1,520,694
                                                                   -----------
                                                                     2,533,970
                                                                   -----------

UKRAINE--0.4%
Kyivstar GSM RegS 12.75%, 11/21/05...      B             1,440       1,600,200

UNITED KINGDOM--0.5%
British Sky Broadcasting Group plc
6.875%, 2/23/09......................      Ba            2,000       2,208,608

VENEZUELA--0.2%
Corp Andina de Fomento 5.20%,
5/21/13..............................      A             1,000         978,649
- ------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $33,858,545)                                       34,602,050
- ------------------------------------------------------------------------------


                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)        VALUE
                                       -----------    ---------   -----------
CONVERTIBLE BONDS--0.9%

HEALTH CARE FACILITIES--0.6%
Province Healthcare Cv. 4.50%,
11/20/05.............................     B-(c)         $1,000     $  995,000

Province Healthcare Cv. 4.25%,
10/10/08.............................      B             1,500      1,411,875
                                                                   ----------
                                                                    2,406,875
                                                                   ----------

WIRELESS TELECOMMUNICATION SERVICES--0.3%
Nextel Communications, Inc. Cv. 5.25%,
1/15/10..............................      B             1,500      1,447,500
- -----------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST $3,752,830)                                        3,854,375
- -----------------------------------------------------------------------------

CREDIT LINKED NOTES--0.7%

Deutsche Bank AG London CLN
Federative Republic of Brazil 8.19%,
8/20/05(d) ..........................      NR            3,000      3,192,000
- -----------------------------------------------------------------------------
TOTAL CREDIT LINKED NOTES
(IDENTIFIED COST $3,000,000)                                        3,192,000
- -----------------------------------------------------------------------------

LOAN AGREEMENTS--0.5%

BROADCASTING & CABLE TV--0.3%
Charter Communications Operating LLC
Term B 3.92%, 3/18/08(d)(k)..........      B             1,496      1,455,057

WIRELESS TELECOMMUNICATION SERVICES--0.2%
Nextel Finance Term B 4.563%,
6/30/08(d)(k)........................      Ba              495        497,475

                                         MOODY'S         PAR
                                         RATING         VALUE
                                       (Unaudited)      (000)        VALUE
                                       -----------    ---------   -----------
Nextel Finance Term C 4.813%,
12/31/08(d)(k).......................      Ba           $  495    $   497,475
                                                                  -----------
                                                                      994,950
                                                                  -----------
- -----------------------------------------------------------------------------
TOTAL LOAN AGREEMENTS
(IDENTIFIED COST $2,354,294)                                        2,450,007
- -----------------------------------------------------------------------------

TARGETED RETURN INDEX SECURITIES--0.3%

Lehman Brothers Targeted Return Index
Securities Trust Series 5-2002 144A
5.896%, 1/25/07(b)(d)................      Aa            1,374      1,474,288
- -----------------------------------------------------------------------------
TOTAL TARGETED RETURN INDEX SECURITIES
(IDENTIFIED COST $1,374,614)                                        1,474,288
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.4%
(IDENTIFIED COST $435,029,578)                                    442,324,613
- -----------------------------------------------------------------------------

                                         STANDARD
                                         & POOR'S
                                          RATING
                                        (Unaudited)
                                        -----------

SHORT-TERM OBLIGATIONS--2.2%

COMMERCIAL PAPER--2.2%
Govco, Inc. 1.04%, 11/3/03...........     A-1+           3,710      3,709,786
Target Corp. 1.04%, 11/3/03..........     A-1            6,105      6,104,647

- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $9,814,433)                                        9,814,433
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.6%
(IDENTIFIED COST $444,844,011)                                    452,139,046(a)

Other assets and liabilities, net--(0.6)%                          (2,579,801)
                                                                 ------------
NET ASSETS--100.0%                                               $449,559,245
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $9,458,486 and gross depreciation of $2,450,179 for federal income tax purposes. At October 31, 2003, the aggregate cost of securities for federal income tax purposes was $445,130,739.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2003, these securities amounted to a value of $45,168,280 or 10% of net assets.
(c)  As rated by Standard & Poors or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Par value represents South African Rand.
(f)  Par value represents Australian Dollar.
(g)  Par value represents Euro.
(h)  Par value represents New Zealand Dollar.
(i)  Par value represents Hungarian Forint.
(j)  All or a portion segregated as collateral for long settlements and swaps.
(k) Restricted security. For acquisition information see Notes to Financial Statements.
(l) Private Placement. For acquisition information see Notes to Financial Statements.

                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2003

ASSETS
Investment securities at value
   (Identified cost $444,844,011)                              $  452,139,046
Foreign currency at value
   (Identified cost $146)                                                 149
Cash                                                                  377,564
Receivables
   Interest and dividends                                           5,641,514
   Fund shares sold                                                 5,638,915
   Investment sold unsettled                                        5,326,250
Prepaid expenses                                                       16,136
                                                               --------------
     Total assets                                                 469,139,574
                                                               --------------
LIABILITIES
Payables
   Investment purchases payable                                    16,450,018
   Fund shares repurchased                                          1,866,476
   Income distribution payable                                        715,777
   Investment advisory fee                                            203,591
   Distribution and service fees                                      154,010
   Transfer agent fee                                                  50,866
   Financial agent fee                                                 25,125
   Net unrealized depreciation on swap agreements                      18,021
   Trustees' fee                                                        2,480
   Payable to adviser                                                     308
Accrued expenses                                                       93,657
                                                               --------------
     Total liabilities                                             19,580,329
                                                               --------------
NET ASSETS                                                     $  449,559,245
                                                               ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest               $  443,380,983
Undistributed net investment income                                   223,717
Accumulated net realized loss                                      (1,312,521)
Net unrealized appreciation                                         7,267,066
                                                               --------------
NET ASSETS                                                     $  449,559,245
                                                               ==============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $229,020,324)               47,926,821
Net asset value per share                                               $4.78
Offering price per share $4.78/(1-2.25%)                                $4.89

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $30,456,684)                 6,391,064
Net asset value per share and offering price per share                  $4.77

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $163,436,255)               33,971,589
Net asset value per share and offering price per share                  $4.81

CLASS T
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $26,645,982)                 5,553,023
Net asset value per share and offering price per share                  $4.80

                             STATEMENT OF OPERATIONS
                           YEAR ended OCTOBER 31, 2003

INVESTMENT INCOME
Interest                                                         $ 16,597,010
Foreign taxes withheld                                                (16,668)
                                                                 ------------
     Total investment income                                       16,580,342
                                                                 ------------
EXPENSES
Investment advisory fee                                             1,681,790
Service fees, Class A                                                 386,796
Distribution and service fees, Class B                                204,788
Distribution and service fees, Class C                                593,532
Distribution and service fees, Class T                                 50,499
Financial agent fee                                                   234,854
Transfer agent                                                        282,448
Custodian                                                              90,120
Registration                                                           89,297
Printing                                                               54,760
Professional                                                           41,669
Trustees                                                               32,885
Miscellaneous                                                          33,805
                                                                 ------------
     Total expenses                                                 3,777,243
     Custodian fees paid indirectly                                    (3,708)
                                                                 ------------
     Net expenses                                                   3,773,535
                                                                 ------------
NET INVESTMENT INCOME                                              12,806,807
                                                                 ------------

NET REALIZED AND  UNREALIZED  GAIN (LOSS) ON  INVESTMENTS
Net realized  gain on securities                                    7,226,417
Net realized gain on swap agreements                                  219,346
Net realized loss on  foreign  currency  transactions              (1,059,884)
Net  change  in  unrealized appreciation (depreciation)
   on investments                                                   4,273,911
Net change in unrealized appreciation (depreciation)
   on swap agreements                                                 (18,021)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                 (11,032)
                                                                 ------------
NET GAIN ON INVESTMENTS                                            10,630,737
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 23,437,544
                                                                 ============

                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended         Year Ended
                                                                                               10/31/03           10/31/02
                                                                                             ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                              $ 12,806,807       $  4,767,710
   Net realized gain (loss)                                                                     6,385,879         (1,560,136)
   Net change in unrealized appreciation (depreciation)                                         4,244,858          2,022,361
                                                                                             ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 23,437,544          5,229,935
                                                                                             ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                              (7,121,918)        (2,865,135)
   Net investment income, Class B                                                              (1,106,728)          (706,992)
   Net investment income, Class C                                                              (4,852,172)        (1,215,791)
   Net investment income, Class T                                                                (180,577)                --
                                                                                             ------------       ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                  (13,261,395)        (4,787,918)
                                                                                             ------------       ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (50,235,582 and 14,131,486 shares, respectively)             238,509,149        64,113,574
   Net asset value of shares issued from reinvestment of distributions
     (1,043,304 and 425,767 shares, respectively)                                               4,946,379         1,932,446
   Cost of shares repurchased (21,687,580 and 3,671,236 shares, respectively)                (103,025,414)       (16,665,672)
                                                                                             ------------       ------------
Total                                                                                         140,430,114         49,380,348
                                                                                             ------------       ------------
CLASS B
   Proceeds from sales of shares (3,988,114 and 3,046,786 shares, respectively)                18,726,221         13,767,482
   Net asset value of shares issued from reinvestment of distributions
     (167,157 and 115,773 shares, respectively)                                                   787,001            523,793
   Cost of shares repurchased (2,481,269 and 1,069,994 shares, respectively)                  (11,661,642)        (4,842,874)
                                                                                             ------------       ------------
Total                                                                                           7,851,580          9,448,401
                                                                                             ------------       ------------
CLASS C
   Proceeds from sales of shares (35,022,991 and 11,504,096 shares, respectively)             166,411,522         52,309,259
   Net asset value of shares issued from reinvestment of distributions
     (661,799 and 173,963 shares, respectively)                                                 3,151,531            791,233
   Cost of shares repurchased (13,096,689 and 2,662,586 shares, respectively)                 (62,252,089)       (12,107,603)
                                                                                             ------------       ------------
Total                                                                                         107,310,964         40,992,889
                                                                                             --------------     ------------
Class T
   Proceeds from sales of shares (5,594,891 and 0 shares, respectively)                        26,774,259                 --
   Net asset value of shares issued from reinvestment of distributions
     (16,937 and 0 shares, respectively)                                                           80,900                 --
   Cost of shares repurchased (58,805 and 0 shares, respectively)                                (281,062)                --
                                                                                             ------------       ------------
Total                                                                                          26,574,097                 --
                                                                                             ------------       ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                  282,166,755         99,821,638
                                                                                             ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                      292,342,904        100,263,655

NET ASSETS
   Beginning of period                                                                        157,216,341         56,952,686
                                                                                             ------------       ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME AND DISTRIBUTIONS IN
     EXCESS OF NET INVESTMENT INCOME OF $223,717 AND ($122,925), RESPECTIVELY]               $449,559,245       $157,216,341
                                                                                             ============       ============

                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS A
                                                      -----------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31
                                                      -----------------------------------------------------------------------
                                                       2003            2002(5)         2001            2000             1999
Net asset value, beginning of period                  $ 4.56          $ 4.58          $ 4.49          $ 4.57           $ 4.66
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.22            0.25            0.33            0.35             0.33
   Net realized and unrealized gain (loss)              0.21           (0.02)           0.11           (0.10)           (0.08)
                                                      ------           -----          ------          ------           ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.43            0.23            0.44            0.25             0.25
                                                      ------        --------        --------          ------           ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.21)          (0.25)          (0.35)          (0.33)           (0.34)
                                                      ------        --------        --------          ------           ------
     TOTAL DISTRIBUTIONS                               (0.21)          (0.25)          (0.35)          (0.33)           (0.34)
                                                      ------        --------        --------          ------           ------
Change in net asset value                               0.22           (0.02)           0.09           (0.08)           (0.09)
                                                      ------        --------        --------          ------           ------
NET ASSET VALUE, END OF PERIOD                        $ 4.78          $ 4.56          $ 4.58          $ 4.49           $ 4.57
                                                      ======          ======          ======
Total return(1)                                         9.68%           5.22%          10.20%           5.67%            5.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $229,020         $83,665         $34,109         $22,637          $26,071

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.08%(4)        1.23%(4)        1.22%(2)(4)     1.00%(2)         1.00%(2)(4)
   Net investment income                                4.34%           5.25%           7.24%           7.67%            7.21%
Portfolio turnover                                       135%            146%            125%            116%             122%

                                                                                     CLASS B
                                                      -----------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31
                                                      -----------------------------------------------------------------------
                                                       2003           2002(5)          2001            2000             1999
Net asset value, beginning of period                  $ 4.55          $ 4.56          $ 4.47          $ 4.56           $ 4.65
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.20            0.23            0.31            0.32             0.31
   Net realized and unrealized gain (loss)              0.21           (0.01)           0.11           (0.10)           (0.08)
                                                      ------          ------          ------          ------           ------
     TOTAL FROM INVESTMENT OPERATIONS                   0.41            0.22            0.42            0.22             0.23
                                                      ------          ------          ------          ------           ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.19)          (0.23)          (0.33)          (0.31)           (0.32)
                                                      ------          ------          ------          ------           ------
     TOTAL DISTRIBUTIONS                               (0.19)          (0.23)          (0.33)          (0.31)           (0.32)
                                                      ------          ------          ------          ------           ------
Change in net asset value                               0.22           (0.01)           0.09           (0.09)           (0.09)
                                                      ------          ------          ------          ------           ------
NET ASSET VALUE, END OF PERIOD                        $ 4.77          $ 4.55          $ 4.56          $ 4.47           $ 4.56
                                                      ======          ======          ======          ======           ======
Total return(1)                                         9.17%           4.94%           9.69%           4.95%            5.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $30,457         $21,450         $11,978          $9,171          $10,957

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                   1.58%(4)        1.73%(4)        1.71%(3)(4)     1.50%(3)         1.50%(3)(4)
   Net investment income                                3.94%           4.79%           6.75%           7.18%            6.70%
Portfolio turnover                                       135%            146%            125%            116%             122%

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.50%, 1.50% and 1.48% for the years ended October 31, 2001, 2000 and 1999, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.00%, 2.00% and 1.98% for the years ended October 31, 2001, 2000 and 1999, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to increase the ratio of net investment income to average net assets from 5.24% to 5.25% for Class A and from 4.77% to 4.79% for Class B. There was no effect on net investment income per share and net realized and unrealized gains and losses per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix-Goodwin Multi-Sector Short Term Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS C
                                                     ---------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31
                                                     ---------------------------------------------------------------------
                                                      2003           2002(4)          2001            2000           1999
Net asset value, beginning of period                 $ 4.58          $ 4.59          $ 4.48         $ 4.56          $ 4.66
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.21            0.24            0.33           0.34            0.33
   Net realized and unrealized gain (loss)             0.22           (0.01)           0.12          (0.10)          (0.10)
                                                     ------          ------          ------         ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                  0.43            0.23            0.45           0.24            0.23
                                                     ------          ------          ------         ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.20)          (0.24)          (0.34)         (0.32)          (0.33)
                                                     ------          ------          ------         ------          ------
     TOTAL DISTRIBUTIONS                              (0.20)          (0.24)          (0.34)         (0.32)          (0.33)
                                                     ------          ------          ------         ------          ------
Change in net asset value                              0.23           (0.01)           0.11          (0.08)          (0.10)
                                                     ------          ------          ------         ------          ------
NET ASSET VALUE, END OF PERIOD                       $ 4.81          $ 4.58          $ 4.59         $ 4.48          $ 4.56
                                                     ======          ======          ======         ======          ======
Total return(1)                                        9.60%           5.17%          10.40%          5.41%           5.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $163,436         $52,101         $10,865         $7,275          $9,025

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  1.33%(3)        1.47%(3)        1.46%(2)(3)    1.25%(2)        1.25%(2)(3)
   Net investment income                               4.08%           4.95%           7.00%          7.41%           6.95%
Portfolio turnover                                      135%            146%            125%           116%            122%

                                                     CLASS T
                                                  ------------
                                                      FROM
                                                    INCEPTION
                                                    6/2/03 to
                                                    10/31/03
Net asset value, beginning of period                 $ 4.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.07
   Net realized and unrealized gain (loss)            (0.02)
                                                     ------
     TOTAL FROM INVESTMENT OPERATIONS                  0.05
                                                     ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.07)
                                                     ------
     TOTAL DISTRIBUTIONS                              (0.07)
                                                     ------
Change in net asset value                             (0.02)
                                                     ------
NET ASSET VALUE, END OF PERIOD                       $ 4.80
                                                     ======
Total return(1)                                        1.10%(7)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $26,646

Ratio to average net assets of:
   Operating expenses                                  1.90%(4)(6)
   Net investment income                               3.21%(6)
Portfolio turnover                                      135%(7)

(1)  Maximum sales charges are not reflected in the total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.76%, 1.74% and 1.73% for the years ended October 31, 2001, 2000 and 1999, respectively.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 1.89%.
(5) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to increase the ratio of net investment income to average net assets from 4.93% to 4.95%. There was no effect on net investment income per share and net realized and unrealized gains and losses per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(6)  Annualized.
(7)  Not annualized.

                        See Notes to Financial Statements

PHOENIX MULTI-SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003

1.   ORGANIZATION
     Phoenix Multi-Series Trust (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
     Currently, two Funds are offered for sale (each a "Fund"). The Multi-Sector Fixed Income Fund is diversified and has a primary investment objective to maximize current income while preserving capital. The Multi-Sector Short Term Bond Fund is diversified and has a primary investment objective to provide high current income while attempting to limit changes in the Fund's net asset value per share caused by interest rate changes.
     Each Fund offers Class A, Class B and Class C shares. Multi-Sector Short Term Bond Fund also offers Class T shares. Class A shares of the Multi-Sector Fixed Income Fund are sold with a front-end sales charge of up to 4.75%. Class A shares of the Multi-Sector Short Term Bond Fund are sold with a front-end sales charge of up to 2.25%. Effective April 28, 2003, certain redemptions of Class A shares of the Multi-Sector Short Term Bond Fund may be subject to a 1% contingent deferred sales if made within one year of purchase. Class B shares of the Multi-Sector Fixed Income Fund are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares of the Multi-Sector Short Term Bond Fund are sold with a contingent deferred sales charge which declines from 2% to zero depending on the period of time the shares are held. Class C shares of the Multi-Sector Fixed Income Fund are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Class C shares of the Multi-Sector Short Term Bond Fund are sold with no sales charge. Class T shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

A.   SECURITY VALUATION:
     Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. As required, some investments are valued at fair value as determined in good faith by or under the direction of the Trustees. Certain securities held by the Funds are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At October 31, 2003, the total value of these securities represented approximately 9.5% and 6.9% of net assets of Multi-Sector Fixed Income Fund and Multi-Sector Short Term Bond Fund, respectively.

B.   SECURITY TRANSACTIONS AND RELATED INCOME:
     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.   INCOME TAXES:
     Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D.   DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX MULTI-SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003 (CONTINUED)

E.   EXPENSES:
     Expenses incurred by the Trust with respect to both Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

F.   FOREIGN CURRENCY TRANSLATION:
     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

G.   FORWARD CURRENCY CONTRACTS:
     The Trust may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At October 31, 2003, the Trust had no forward currency contracts outstanding.

H.   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:
     Each Fund may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

I.   SWAP AGREEMENTS:
     The Trust may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swaps, including interest rate and credit default swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or foreign currency (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the Trust's custodian. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates. At October 31, 2003, the Trust held the following swaps:

MULTI-SECTOR FIXED INCOME FUND
                                                                    Unrealized
                                                                   Appreciation
Notional Amount                                                   (Depreciation)
- ---------------                                                 --------------
Credit Default Swaps

$5,000,000     Agreement with J.P. Morgan Chase Bank dated
               August 26, 2003, terminating on June 20, 2008,
               to receive 7.50% per year times the notional
               amount. The Fund pays only upon a default event
               of J.P. Morgan TRAC-X NA High Yield Series 1-High
               Beta Debt Index, the notional amount times the
               difference between the par value and the market
               value of J.P. Morgan TRAC-X NA High Yield Series
               1-High Beta Debt Index 7.50% due June 20, 2008.       $137,284

$5,000,000     Agreement with J.P. Morgan Chase Bank dated
               October 1, 2003, terminating on June 20, 2008,
               to receive 7.50% per year times the notional
               amount. The Fund pays only upon a default event
               of J.P. Morgan TRAC-X NA High Yield Series 1-High
               Beta Debt Index, the notional amount times the
               difference between the par value and the market
               value of J.P. Morgan TRAC-X NA High Yield Series
               1-High Beta Debt Index 7.50% due June 20, 2008.       $181,034

PHOENIX MULTI-SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003 (CONTINUED)

                                                                   Unrealized
                                                                  Appreciation
Notional Amount                                                  (Depreciation)
- ---------------                                                --------------
$5,000,000     Agreement with J.P. Morgan Chase Bank dated
               October 21, 2003, terminating on June 20, 2008,
               to receive 4.50% per year times the notional
               amount. The Fund pays only upon a default event
               of J.P. Morgan TRAC-X 100 High Yield Debt Index,
               the notional amount times the difference between
               the par value and the market value of J.P. Morgan
               TRAC-X 100 High Yield Debt Index 4.50% due
               June 20, 2008.                                        $ 20,976
                                                                     --------
                                                                     $339,294
                                                                     ========

MULTI-SECTOR SHORT TERM BOND FUND
                                                                   Unrealized
                                                                  Appreciation
Notional Amount                                                  (Depreciation)
- ---------------                                                --------------
$(3,000,000)   Agreement with Deutsche Bank dated October
               29, 2003 terminating on August 20, 2005, to pay
               3.60% per year times the notional amount. The
               Fund receives only upon a default event of
               Federative Republic of Brazil the notional amount
               times the difference between the par value and the
               market value of Federative Republic of Brazil 8.19%
               bond due March 6, 2030.                               $(18,021)
                                                                     ========

J.   LOAN AGREEMENTS:
     The Trust may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Trust's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Trust generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Trust may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Trust purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

K.   DEBT INDEX SECURITIES AND TARGETED RETURN INDEX SECURITIES:
     The Trust invests in securities that represent an interest in a diversified portfolio (the "basket") of debt instruments (the "underlying securities"). Under the term of the baskets, the Trust has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to the Trust.
     Debt index securities are comprised of a basket of credit default swaps referencing a diversified pool of high yield or emerging markets debt instruments. Certain baskets may be purchased on a funded or unfunded basis such that the Trust receives interest payments based upon the notional amount or par amount of the basket. In connection with these investments collateral may be set aside by the Trust's custodian. In the event of default of any of the underlying notional securities within the unfunded basket, the Trust will be required to pay the counterparty an amount equal to its pro rata share of the notional amount of the defaulted security and similarly the Trust will then receive its pro rata interest of the defaulted security or equivalent cash amount. In a funded transaction, in the event of default of any par securities in the funded basket, the Trust would be required to receive its pro rata interest of the defaulted security or equivalent cash amount.
     Targeted return index securities are trusts in which each certificate holder owns a pro rata share of the corporate bonds that comprise the Lehman Brothers U.S. Credit Index which is a component of the Lehman Brothers U.S. Aggregate Index.

L.   FOREIGN SECURITY COUNTRY DETERMINATION:
     A combination of the following criteria is used to assign the countries at risk listed in the Schedule of Investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

3.   INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
     As compensation for its services to the Trust, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund.

                                             1st $1     $1-2      $2 +
                                             Billion   Billion   Billion
                                             -------   -------   -------
Multi-Sector Fixed Income Fund.............    0.55%     0.50%     0.45%
Multi-Sector Short Term Bond Fund..........    0.55%     0.50%     0.45%

PHOENIX MULTI-SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2003 (CONTINUED)

     The Adviser has agreed to assume expenses of the Multi-Sector Short Term Bond Fund in excess of 1.30%, 1.80%, 1.55% and 2.05% of the average aggregate daily net asset value of Class A, Class B, Class C and Class T shares, respectively, through February 28, 2004.
     As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions and deferred sales charges for the period ended October 31, 2003, as follows:

                                        Class A       Class A        Class B
                                      Net Selling    Deferred       Deferred
                                      Commissions  Sales Charges  Sales Charges
                                      -----------  -------------  -------------
Multi-Sector Fixed Income Fund.....     $14,870      $     --        $33,559
Multi-Sector Short Term Bond Fund..      22,055        16,880         39,733

                                             Class C            Class T
                                            Deferred           Deferred
                                          Sales Charges      Sales Charges
                                          -------------      -------------
Multi-Sector Fixed Income Fund.....           $1,625             $   --
Multi-Sector Short Term Bond Fund..            9,616              1,802

     In addition to these amounts the following was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions:

Multi-Sector Fixed Income Fund..................     $20,071
Multi-Sector Short Term Bond Fund...............      17,869

     In addition, the Trust pays PEPCO distribution and/or service fees at the following annual rates as a percentage of the average daily net assets of each respective class:

                                     Class A   Class B   Class C   Class T
                                     -------   -------   -------   -------
Multi-Sector Fixed Income Fund         0.25%    1.00%      1.00%       --
Multi-Sector Short Term Bond Fund      0.25%    0.75%      0.50%     1.00%

     The Distributor has advised the Trust that the total amount expensed for the period ended October 31, 2003, is as follows:

                                                 Distribution    Distribution
                                 Distribution   and/or service  and/or service
                                and/or service   fees paid to    fees paid to
                               fees Retained by  Unaffiliated    W.S. Griffith
                                 Distributor     Participants   Securities, Inc.
                                 -------------- --------------- ---------------
Multi-Sector Fixed Income Fund..... $291,183        $329,101        $24,856
Multi-Sector Short Term Bond Fund..  367,240         839,272         29,103

     As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO) plus (2) the documented cost to PEPCO to provide tax services and oversight of subagent's performance. For the period ended October 31, 2003, the Trust paid PEPCO $369,814. Effective January 1, 2003, the fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of all the Phoenix funds serviced by PFPC Inc. Prior to that date, the fee schedule ranged from 0.085% to 0.0125%. Certain minimum fees may apply.
     PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the period ended October 31, 2003, transfer agent fees were $554,780 as reported in the Statement of Operations, of which PEPCO retained the following:

                                                     Transfer Agent
                                                      Fee Retained
                                                     --------------
Multi-Sector Fixed Income Fund....................      $112,430
Multi-Sector Short Term Bond Fund.................       105,935

     At October 31, 2003, PNX and affiliates held shares of the Trust as follows:
                                                                   Aggregate
                                                                   Net Asset
                                                      Shares         Value
                                                    ----------   -------------
Multi-Sector Fixed Income Fund, Class A.........         8,264     $   89,664
Multi-Sector Short Term Bond Fund, Class A......     1,213,644      5,801,218

4.   PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) for the period ended October 31, 2003, aggregated the following:

                                                    Purchases        Sales
                                                  -------------   ------------
Multi-Sector Fixed Income Fund..................   $284,622,918   $287,796,552
Multi-Sector Short Term Bond Fund...............    600,676,090    312,846,782

     Purchases and sales of long-term U.S. Government and agency securities for the period ended October 31, 2003, aggregated the following:

                                                    Purchases        Sales
                                                  -------------   ------------
Multi-Sector Fixed Income Fund..................   $ 8,248,560     $ 8,271,357
Multi-Sector Short Term Bond Fund...............    98,576,658      90,489,870

5. CREDIT RISK AND ASSET CONCENTRATIONS
     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.
     Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.
     High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an

PHOENIX MULTI-SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2002 (CONTINUED)

issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

6.   OTHER
     At October 31, 2003, Multi-Sector Short Term Bond Fund had two omnibus shareholder accounts, comprised of several individual shareholders, which amounted to 22.8% of the total shares outstanding. The account is not affiliated with PNX.

7.   RESTRICTED SECURITIES
     At October 31, 2003, the Trust held the following restricted securities:

                                                    Acquisition    Acquisition
                                                        Date           Cost
                                                    -----------    -----------
Multi-Sector Fixed Income Fund
  Pennant CBO Ltd. 1A, D 13.43%, 3/14/11
    Par 2,000,000 ...............................     10/22/99      $1,943,540
    Par 134,300 .................................      9/15/03         134,300
  Middletown Trust Series C-BR 11.75%, 7/15/10
    Par 800,000 .................................      9/25/91       1,775,291
    Par 800,000 .................................     12/30/91       1,907,869
  United Pan-Europe Communications Tranch C2
    6.65%, 3/31/09 ..............................     10/11/01       1,462,500
  Northampton Pulp LLC ..........................     12/30/99         348,720

Multi-Sector Short Term Bond Fund
  Charter Communications Operating LLC Term B
    3.92%, 3/18/08 ..............................       8/8/03       1,415,625
  Nextel Finance Term B 4.688%, 6/30/08 .........      11/6/02         452,125
  Nextel Finance Term C 4.813%, 12/31/08 ........      11/6/02         452,125
  Summit Mortgage Trust 00-1,B3 6.079%,
    12/28/12 ....................................      1/21/00          78,859

     Each Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

8.   FEDERAL INCOME TAX INFORMATION
     The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                             Expiration Year
                           -----------------------------------------------------
                               2007          2008          2009          2010
                           -----------   -----------   -----------   -----------
Multi-Sector Fixed
  Income Fund ...........  $40,599,186    $9,038,031    $7,667,262   $13,774,073
Multi-Sector Short Term
  Bond Fund .............           --            --            --     1,025,792

                              Total
                           -----------
Multi-Sector Fixed
  Income Fund ...........  $71,078,552
Multi-Sector Short Term
  Bond Fund .............    1,025,792

     The Funds may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.
     The Multi-Sector Fixed Income Fund and Multi-Sector Short Term Bond Fund utilized losses deferred in prior years against current year capital gains of $9,969,699 and $5,722,708, respectively.
     The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of undistributed ordinary income of $705,581 and $223,717, for Multi-Sector Fixed Income Fund and Multi-Sector Short Term Bond Fund, respectively, and undistributed long-term capital gains of $0 per Fund.
     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

9.   RECLASSIFICATION OF CAPITAL ACCOUNTS
     For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset values of the Funds. As of October 31, 2003, the following Funds recorded reclassifications to increase (decrease) the accounts listed below:

                                   Capital paid in   Undistributed  Accumulated
                                     on shares of    net investment net realized
                                 beneficial interest  income (loss)  gain (loss)
                                 ------------------- -------------- ------------
Multi-Sector Fixed Income Fund....    $396,900          $198,779     $(595,679)
Multi-Sector Short Term Bond Fund.     (31,788)          801,230      (769,442)

                         REPORT OF INDEPENDENT AUDITORS


PRICEWATERHOUSECOOPERS [LOGO OMITTED]


To the Board of Trustees and Shareholders of Phoenix Multi-Series Trust


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Goodwin Multi-Sector Fixed Income Fund and Phoenix-Goodwin Multi-Sector Short Term Bond Fund (constituting Phoenix Multi-Series Trust, hereafter referred to as the "Trust") at October 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




/S/PricewaterhouseCoopers LLP


Boston, Massachusetts
December 12, 2003

                           PHOENIX MULTI-SERIES TRUST
                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS

         a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via Edgar with Post-Effective Amendment No. 15 on October 30, 2000 and incorporated herein by reference.

         b. Bylaws of the Registrant filed via Edgar with Post-Effective Amendment No. 15 on October 30, 2000 and incorporated herein by reference.

         c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

         d. Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. effective November 20, 2002 filed via Edgar with Post-Effective Amendment No. 18 on May 5, 2003 and incorporated herein by reference.

         e.1. Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning") dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

         e.2.* Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR filed herewith.

         e.3. Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as Exhibit 6.4 with Post Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

         f.       None.

         g.1 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as
                  Exhibit 8.1 with Post Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

         g.2.* Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR herewith.

         g.3* Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR herewith.

         g.4.* Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR herewith.

         h.1. Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994, filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 6 on February 25, 1997 and incorporated by reference.

         h.2. Sub-Transfer Agent Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company, filed via EDGAR as Exhibit 9.2 with Post Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

         h.3. Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997, filed via EDGAR as Exhibit 9.3 with Post Effective Amendment No. 9 on February 25, 1998 and incorporated herein by reference.

         h.4. First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of February 27, 1998, filed via EDGAR with Post-Effective Amendment No. 11 on March 1, 1999 and incorporated herein by reference.

         h.5. Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July 31, 1998 filed via EDGAR with Post-Effective Amendment No. 11 on March 1, 1999 and incorporated herein by reference.

         h.6. Third Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, effective as of January 1, 2003, filed via EDGAR with Post-Effective Amendment No. 19 on May 28, 2003 and incorporated herein by reference.

         i. Opinion as to legality of the shares filed via EDGAR with Post-Effective Amendment No. 18 on May 5, 2003 and incorporated herein by reference.

         j.*      Consent of Independent Auditors filed via EDGAR herewith.

         k.       Not applicable.

         l.       None.

         m.1. Amended and Restated Distribution Plan for Class A Shares of the Multi-Sector Short Term Bond Fund, filed via EDGAR as
                  Exhibit 15.1 with Post-Effective Amendment No. 9 on February 25, 1998, and incorporated herein by reference.

         m.2. Amended and Restated Distribution Plan for Class A Shares of the Multi-Sector Fixed Income Fund, filed via EDGAR as Exhibit
                  15.1 with Post-Effective Amendment No. 13 of Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. on February 25, 1998 and incorporated herein by reference.

         m.3. Distribution Plans for Class B Shares, filed via EDGAR with Post-Effective Amendment No. 13 on August 15, 2000 and incorporated herein by reference.

         m.4. Distribution Plans for Class C Shares, filed via EDGAR with Post-Effective Amendment No. 13 on August 15, 2000 and incorporated herein by reference.

         m.5 Amendment to the Distribution Plan for Class A Shares of the Phoenix Multi-Series Trust filed via EDGAR with Post-Effective Amendment No. 20 on May 28, 2003 and incorporated herein by reference.

         m.6 Distribution Plan for Class T Shares of the Phoenix Multi-Series Trust filed via EDGAR with Post-Effective Amendment No. 20 on May 28, 2003 and incorporated herein by reference.

         n.       Financial Data Schedules.

         o.1. Fourth Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, filed via EDGAR with Post-Effective Amendment No. 20 on May 28, 2003 and incorporated herein by reference.

         o.2 First Amendment to Fourth Amended and Restated Plan Pursuant to Rule 18f-3, filed via EDGAR herewith.

         p. Powers of Attorney for all Trustees filed via EDGAR with Post-Effective Amendment No. 17 on February 25, 2003 and incorporated by reference herein.

         q.* Amended and Restated Code of Ethics of the Trust, the Adviser and the Distributor filed via EDGAR herewith.

         ----------
         *Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     No person is controlled by, or under common control with, the Fund.

ITEM 25.  INDEMNIFICATION

     The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Management of the Funds" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.

     For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc. the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER

     (a) Equity Planning serves as the principal underwriter for the following registrants:

Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.
     (b) Directors and Executive Officers of Phoenix Equity Planning Corporation are as follows:

NAME AND                            POSITIONS AND OFFICES              POSITIONS AND OFFICES WITH
PRINCIPAL ADDRESS                   WITH DISTRIBUTOR                   REGISTRANT


Daniel T. Geraci                    Director, Chairman                 None
56 Prospect Street                  and Chief Sales and
P.O. Box 150480                     Marketing Officer
Hartford, CT 06115-0480

Michael E. Haylon                   Director                           None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

John F. Sharry                      President,                         Executive Vice President
56 Prospect Street                  Private Client Group
P.O. Box 150480
Hartford, CT 06115-0480

Frank Waltman                       Senior Vice President              None
56 Prospect Street                  and Investment Consultant,
P.O. Box 150480                     Private Client Group
Hartford, CT 06115-0480

Jacqueline M. Porter                Assistant Vice President,          Assistant Treasurer
56 Prospect Street                  Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480

     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is One American Row, Hartford, Connecticut, 06102; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; the address of Phoenix Equity Planning Corporation is 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address for the custodian is P.O. Box 8301, Boston, Massachusetts 02266-8301.

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30.  UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 27th day of February, 2004.

                                                      PHOENIX MULTI-SERIES TRUST

ATTEST: /s/ Richard J. Wirth                  By: /s/ Philip R. McLoughlin
            ----------------------                    --------------------------
            Richard J. Wirth                          Philip R. McLoughlin
            Secretary                                 President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on the 27th day of February, 2004.


Signature                                      Title
---------                                      -----

                                               Trustee
----------------------------------
E. Virgil Conway*


/s/ Nancy G. Curtiss                           Treasurer
----------------------------------             (Principal Financial and
Nancy G. Curtiss                               Accounting Officer)



                                               Trustee
----------------------------------
Harry Dalzell-Payne*

                                               Trustee
----------------------------------
Francis E. Jeffries*

                                               Trustee
----------------------------------
Leroy Keith, Jr.*


----------------------------------
Marilyn E. LaMarche *                          Trustee


/s/ Philip R. McLoughlin                       President and Trustee
----------------------------------             (Principal Executive
Philip R. McLoughlin                           Officer)



                                               Trustee
----------------------------------
Geraldine M. McNamara*


                                               Trustee
----------------------------------
Everett L. Morris*


                                               Trustee
----------------------------------
James M. Oates*


                                               Trustee
----------------------------------
Richard E. Segerson*


                                               Trustee
----------------------------------
Lowell P. Weicker, Jr.*


*By  /s/ Philip R. McLoughlin
         ----------------------------------
         Philip R. McLoughlin, pursuant to Powers-of-Attorney


                                      S-1